EXHIBIT 99.1



                         C-BASS Series 2005-CB1 Trust


           Mortgage Loan Asset-Backed Certificates, Series 2005-CB1

          $392,743,000 (Approximate Total Offered Certificates Size)

                              Subject to Revision


                  January 20, 2005 - Computational Materials


Copyright 2005 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan
Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase &
Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan
Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase &
Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by C-BASS (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.
Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMORGAN


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

                                                                                                        COMPUTATIONAL MATERIALS FOR
                                                                                                       C-BASS SERIES 2005-CB1 TRUST
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                                                         [GRAPHIC OMITTED]
                                          C-BASS Mortgage Loan Asset-Backed Certificates,
                                                          Series 2005-CB1
-----------------------------------------------------------------------------------------------------------------------------------
                                      Approximate Total Offered Certificates: $392,743,000(1)
                                        Credit-Based Asset Servicing and Securitization LLC
                                                               Seller
                                                      Litton Loan Servicing LP
                                                              Servicer
                                                    Bond Securitization, L.L.C.
                                                             Depositor

------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
                Approx                              WAL (yrs)   Payment Window                                       Stated Final
    Class       Size(1)            Coupon          (Call (5)/     (Call (5)/   Payment  Interest    Expected Final     Maturity
                                                    Maturity)      Maturity)    Delay   Accrual(2)    Maturity(5)         (6)
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AV-1    $162,116,000   LIBOR + [ ] (3),(4)   1.00 / 1.00   1-23 / 1-23      0     Actual/360   December 2006   December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AV-2     $81,247,000   LIBOR + [ ] (3),(4)   3.00 / 3.00   23-74 / 23-78    0     Actual/360    March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AV-3      $6,430,000   LIBOR + [ ] (3),(4)   6.13 / 7.24   74-74 / 78-99    0     Actual/360    March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AF-1     $40,360,000       Fixed (3)(4)      1.00 / 1.00    1-26 / 1-26     24      30/360      March 2007     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AF-2     $14,150,000       Fixed (3)(4)      3.00 / 3.00   26-63 / 26-63    24      30/360      April 2010     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AF-3     $11,552,000       Fixed (3)(4)      6.04 / 9.55  63-74 / 63-172    24      30/360      March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class AF-4      $7,350,000       Fixed (3)(4)      5.95 / 7.56  52-74 / 52-170    24      30/360      March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class M-1      $26,951,000   LIBOR + [ ] (3),(4)   4.64 / 5.11  44-74 / 44-146    0     Actual/360    March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class M-2      $20,779,000   LIBOR + [ ] (3),(4)   4.40 / 4.84  41-74 / 41-133    0     Actual/360    March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class M-3       $6,378,000   LIBOR + [ ] (3),(4)   4.32 /  4.72 40-74 / 40-119    0     Actual/360    March 2011     December 2035
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class B-1       $5,555,000   LIBOR + [ ] (3),(4)
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class B-2       $5,143,000   LIBOR + [ ] (3),(4)
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class B-3       $4,732,000   LIBOR + [ ] (3),(4)                             Information Not Provided Hereby
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class B-4(7)    $5,555,000       Fixed (3)(4)
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Class B-5(7)    $4,115,000       Fixed (3)(4)
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------
Total         $392,743,000
Offered:
------------ -------------- --------------------- ------------- -------------- ------- ------------ --------------- ---------------


------------ ------------------------
                 Expected Ratings
    Class     (Fitch / Moody's / S&P /
                     DBRS (8))
------------ ------------------------
Class AV-1       AAA/Aaa/AAA/AAA
------------ ------------------------
Class AV-2       AAA/Aaa/AAA/AAA
------------ ------------------------
Class AV-3       AAA/Aaa/AAA/AAA
------------ ------------------------
Class AF-1       AAA/Aaa/AAA/AAA
------------ ------------------------
Class AF-2       AAA/Aaa/AAA/AAA
------------ ------------------------
Class AF-3       AAA/Aaa/AAA/AAA
------------ ------------------------
Class AF-4       AAA/Aaa/AAA/AAA

------------ ------------------------
Class M-1         AA/Aa2/AA/AA
------------ ------------------------
Class M-2           A/A2/A/A
------------ ------------------------
Class M-3         A-/A3/A-/A(l)
------------ ------------------------
Class B-1      BBB+/Baa1/BBB+/BBB(h)
------------ ------------------------
Class B-2        BBB/Baa2/BBB/BBB
------------ ------------------------
Class B-3       BBB-/Baa3/BBB-/BBB-
------------ ------------------------
Class B-4(7)     BB+/Ba1/BB+/BB(h)
------------ ------------------------
Class B-5(7)       BB/Ba2/BB/BB
------------ ------------------------
Total
Offered:
------------ ------------------------

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)  The Offered Certificates will be priced to the Optional Termination Date.
     The Class AV-1, Class AV-2, Class AV-3, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5
     Certificates) will settle flat. The Class AF-1, Class AF-2, Class AF-3,
     Class AF-4 Certificates and Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on January 1, 2005.
(3) The pass-through rate on the Class AF-1 Class AF-2, Class AF-3 Class AF-4 and Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination
     Date and the certificate margin on the Class AV-1, Class AV-2 and Class
     AV-3 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination
     Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5
     Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination
     Date.
(4) The Offered Certificates and the Class B-4 and Class B-5 Certificates will be subject to the applicable rate cap as described herein.
(5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter. Also, assumes 10% optional termination.
(6)  Latest maturity date for any mortgage loan plus one year.
(7) The Class B-4 and Class B-5 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-4 and Class B-5 Certificates is solely to assist purchasers of the Offered Certificates.
(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.










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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE
MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                                                         COMPUTATIONAL MATERIALS FOR
                                                                        C-BASS SERIES 2005-CB1 TRUST
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
Title of Certificates             C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB1,
                                  consisting of:
                                  o the Class AV-1, Class AV-2 and Class AV-3 Certificates (the
                                  "Group I Senior Certificates")
                                  o the Class AF-1, Class AF-2, Class AF-3 and Class AF-4
                                  Certificates (the "Group II Senior Certificates")
                                  o the Class M-1, Class M-2 and Class M-3 Certificates (the
                                  "Mezzanine Certificates")
                                  o the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                                  Certificates (the "Subordinate Certificates")

                                  The Group I Senior Certificates and the Group II Senior
                                  Certificates are collectively known as the Class A Certificates.

                                  The Class A Certificates, the Mezzanine Certificates and the
                                  Subordinate Certificates (other than the Class B-4 and Class B-5
                                  Certificates) are collectively known as the "Offered
                                  Certificates".

                                  The Group I Senior Certificates are backed by the Group I Mortgage
                                  Loans (as defined herein). The Group II Senior Certificates are backed by the Group II Mortgage Loans (as defined herein).

Lead Manager                      J.P. Morgan Securities Inc.

Co-Manager                        Barclays Capital Inc.

Depositor                         Bond Securitization, L.L.C.

Seller                            Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

Servicer                          Litton Loan Servicing LP, a subsidiary of the Seller.

Trustee                           U.S. Bank National Association

Custodian                         The Bank of New York

Cut-Off Date                      January 1, 2005

Pricing Date                      On or about January 21, 2005

Closing Date                      On or about February 8, 2005

Distribution                      Dates Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in February 2005.

Payment                           Delay With respect to the Group I Senior Certificates, the
                                  Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), 0 days. With respect to the Group II Senior Certificates and Class B-4 and
                                  Class B-5 Certificates, 24 days.

Day Count                         With respect to the Group I Senior Certificates, the Mezzanine
                                  Certificates and the Subordinate Certificates (other than the
                                  Class B-4 and Class B-5 Certificates), Actual/360. With respect to the Group II Senior Certificates and Class B-4 and Class B-5
                                  Certificates, 30/360.

ERISA                             Considerations The Class A Certificates are expected to be eligible for purchase by employee benefit plans and other plans or arrangements subject to ERISA or to Section 4975 of the Code subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment                  The Offered Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.





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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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                                                                         COMPUTATIONAL MATERIALS FOR
                                                                        C-BASS SERIES 2005-CB1 TRUST
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
Tax Status                        For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

Optional Termination              Any Distribution Date on which the aggregate principal balance of
Date                              the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Monthly Servicer                  The Servicer is required to advance at least one business day
Advances                          prior to each Distribution Date scheduled principal and interest
                                  (net of the Servicing Fee) that were due during the related collection period that are not received by the related
                                  determination date until it deems such advance to be
                                  non-recoverable. The Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans. The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief
                                  Act") or similar state laws.

Mortgage Loans                    The Mortgage Loans consist of fixed rate and adjustable rate,
                                  FHA/VA insured and conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily
                                  1-4 family properties and will be serviced by Litton Loan
                                  Servicing LP. The collateral information presented in this term sheet regarding the Mortgage Pool is as of January 1, 2005. Please see collateral tables herein for additional information. The
                                  Mortgage Pool will be divided into two groups:

                                     o Group I Mortgage Loans will consist of approximately 1,469 conforming and non-conforming adjustable rate Mortgage Loans with an aggregate principal balance of approximately $318,005,109.

                                     o Group II Mortgage Loans will consist of approximately 1,284 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately $93,458,747.

Total Deal Size                   Approximately $402,413,000.

Administrative Fees               The Servicer will be paid a servicing fee aggregating
                                  approximately 50 bps per annum (payable monthly) on the stated
                                  principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating approximately 0.65 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

Credit Enhancements               1. Excess interest
                                  2. Over-Collateralization
                                  3. Cross-Collateralization
                                  4. Subordination

Excess Interest                   Excess interest cashflow will be available as credit enhancement.

Over-Collateralization
Amount                            On any Distribution Date, the over-collateralization amount (the
                                  "O/C Amount") will equal the excess, if any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of Offered Certificates and the
                                  Class B-4 and Class B-5 Certificates (after taking into account all distributions of principal on such Distribution Date). On the
                                  Cut-Off Date, the O/C Amount will equal approximately 2.20% of the aggregate principal balance of the Mortgage Loans. To the extent the O/C Amount is reduced below the O/C Target Amount (i.e., 2.20%
                                  of the aggregate principal balance of the Mortgage Loans as of the
                                  Cut-off Date), excess cashflow will be directed to build O/C until the O/C Target Amount is restored.

                                  Initial: Approximately 2.20% of Cut-Off Date balance
                                  Target: 2.20% of Cut-Off Date balance before stepdown, 4.40% of current balance after stepdown
                                  Floor: 0.50% of Cut-Off Date balance

                                  (Preliminary and Subject to Revision)

Cross-Collateralization           Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.




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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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                                                                         COMPUTATIONAL MATERIALS FOR
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
Subordination(1)              Classes                 Rating (F/M/S/D)                Subordination
                              -------                 ----------------                -------------
                              Class A                 AAA/Aaa/AAA/AAA                 21.45%
                              Class M-1               AA/Aa2/AA/AA                    14.90%
                              Class M-2               A/A2/A/A                        9.85%
                              Class M-3               A-/A3/A-/A(l)                   8.30%
                              Class B-1               BBB+/Baa1/BBB+/BBB(h)           6.95%
                              Class B-2               BBB/Baa2/BBB/BBB                5.70%
                              Class B-3               BBB-/Baa3/BBB-/BBB-             4.55%
                              Class B-4               BB+/Ba1/BB+/BB(h)               3.20%
                              Class B-5               BB/Ba2/BB/BB                    2.20%


(1)The subordination includes the initial O/C amount of 2.20%.
--------------------------------------------------------------------------------------------------
Class Sizes                   Classes                 Rating (F/M/S/D)                Class Sizes
                              -------                 ----------------                -----------
                              Class A                 AAA/Aaa/AAA/AAA                 78.55%
                              Class M-1               AA/Aa2/AA/AA                    6.55%
                              Class M-2               A/A2/A/A                        5.05%
                              Class M-3               A-/A3/A-/A(l)                   1.55%
                              Class B-1               BBB+/Baa1/BBB+/BBB(h)           1.35%
                              Class B-2               BBB/Baa2/BBB/BBB                1.25%
                              Class B-3               BBB-/Baa3/BBB-/BBB-             1.15%
                              Class B-4               BB+/Ba1/BB+/BB(h)               1.35%
                              Class B-5               BB/Ba2/BB/BB                    1.00%


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

Interest Accrual                  Interest will accrue on the Offered Certificates and the
                                  Class B-4 and Class B-5 Certificates at the applicable
                                  Pass-Through Rate.
                                  o The first accrual period for the Class AF-1 Certificates, the
                                    Class AF-2 Certificates, the Class AF-3 Certificates, the Class
                                    AF-4 Certificates, the Class B-4 and the Class B-5 Certificates
                                    will begin on January 1, 2005 and end on January 31, 2005.
                                    Interest in respect of a Distribution Date will accrue on such
                                    Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.
                                  o Interest on the Class AV-1 Certificates, the Class AV-2
                                    Certificates, the Class AV-3 Certificates, the Mezzanine
                                    Certificates and the Subordinate Certificates (other than the
                                    Class B-4 and Class B-5 Certificates), will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but
                                    excluding) the applicable Distribution Date on an Actual/360 basis.

Realized Losses                   Losses resulting from the liquidation of defaulted mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Mezzanine
                                  Certificates and the Subordinate Certificates in reverse order of seniority as follows: to the Class B-5, Class B-4, Class B-3,
                                  Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1. Realized
                                  Losses will not be allocated to the Class A Certificates.







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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                                                        C-BASS SERIES 2005-CB1 TRUST
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
Special Hazard Losses             Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of
                                  (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes
                                  (other than the Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

Prepayment Interest               For any Distribution Date, an amount equal to the interest at the
Shortfall                         mortgage interest rate for such Mortgage Loan (the "Mortgage
                                  Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month.
                                  The Servicer will cover Prepayment Interest Shortfalls on Mortgage
                                  Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest
                                  Shortfalls on second lien mortgage loans or shortfalls relating to principal prepayments in part.

Pass-Through Rates                o The Class AV-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-I
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-I Margin, (y) the Group I Available Funds Cap
                                    and (z) the Group I Maximum Rate Cap.
                                  o The Class AV-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-2
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-2 Margin, (y) the Group I Available Funds Cap
                                    and (z) the Group I Maximum Rate Cap.
                                  o The Class AV-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-3
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-3 Margin, (y) the Group I Available Funds Cap
                                    and (z) the Group I Maximum Rate Cap.
                                  o On each Distribution Date, for the Class AF-1, Class AF-2, Class
                                    AF-3 and Class AF-4 Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 50bps and (y) the Group II Net WAC Cap.











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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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                                                                         COMPUTATIONAL MATERIALS FOR
                                                                        C-BASS SERIES 2005-CB1 TRUST
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
                                  o The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class M-1
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.
                                  o The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class M-2
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.
                                  o The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class M-3
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.
                                  o The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class B-1
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-1 Margin, (y) the Subordinate Rate Cap and (z)
                                    Subordinate Maximum Rate Cap.
                                  o The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class B-2
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-2 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.
                                  o The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                                    Termination Date, One-Month LIBOR plus [ ]% (the "Class B-3
                                    Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-3 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.
                                  o On each Distribution Date for the Class B-4 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution
                                    Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap on a 30/360 basis and (z)
                                    the Subordinate Maximum Rate Cap on a 30/360 basis.
                                  o On each Distribution Date for the Class B-5 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution
                                    Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap on a 30/360 basis and (z)
                                    the Subordinate Maximum Rate Cap on a 30/360 basis.

Group I Available                 The Group I Available Funds Cap for any Distribution Date will be
Funds Cap                         a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group I Maximum                   The Group I Maximum Rate Cap for any Distribution Date will be a
Rate Cap                          per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group I Mortgage
                                  Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group I Maximum Rate Cap will not be reimbursed.



-----------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                                  7
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

                                                                         COMPUTATIONAL MATERIALS FOR
                                                                        C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------

Group II Net WAC                  The Group II Net WAC Cap for any Distribution Date will be a per
Cap                               annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period.

Subordinate Maximum               The Subordinate Maximum Rate Cap will equal the weighted average
Rate Cap                          of the Group I Maximum Rate Cap and the Group II Net WAC Cap
                                  (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Subordinate Rate Cap              The Subordinate Rate Cap will equal the weighted average of the
                                  Group I Available Funds Cap and the Group II Net WAC Cap
                                  (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap                          For the Class AV-1, Class AV-2 and Class AV-3 Certificates, the
                                  Group I Available Funds Cap. For the Class AF-1, Class AF-2, Class
                                  AF-3 and Class AF-4 Certificates, the Group II Net WAC Cap. For
                                  each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2,
                                  Class B-3, Class B-4 and Class B-5 Certificates, the Subordinate
                                  Rate Cap.

Group I Group                     The excess of the aggregate principal amount of the Group I
Subordinate Amount                Mortgage Loans over the principal balance of the Class AV-1, Class
                                  AV-2 and Class AV-3 Certificates.

Group II Group                    The excess of the aggregate principal amount of the Group II
Subordinate Amount                Mortgage Loans over the principal balance of the Class AF-1, Class
                                  AF-2, Class AF-3 and Class AF-4 Certificates.


Shortfall
Reimbursement                     If on any Distribution Date the pass-through rate on any class or classes of the Group I Senior Certificates, the Mezzanine
                                  Certificates or the Subordinate Certificates is limited by the
                                  Group I Available Funds Cap or by the Subordinate Rate Cap,
                                  respectively, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Group I Senior Certificates, the Mezzanine
                                  Certificates or the Subordinate Certificates had not been so limited by the Group I Available Funds Cap or by the Subordinate
                                  Rate Cap, up to but not exceeding, in the case of the Group I
                                  Senior Certificates, the Group I Maximum Rate Cap and up to but
                                  not exceeding, in the case of the Mezzanine Certificates and
                                  Subordinate Certificates, the Subordinate Maximum Rate Cap, and
                                  the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid
                                  (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.










----------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                                  8
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



                                                                         COMPUTATIONAL MATERIALS FOR
                                                                        C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------

Cashflow Priority                1.  Repayment of any unreimbursed Servicer advances.
(Preliminary and                 2.  Administrative Fees.
Subject to Revision)             3.  Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months
                                     concurrently (i) pro rata to the Class AV-1, Class AV-2 and Class
                                     AV-3 Certificates from Group I available interest funds, and (ii)
                                     pro rata to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4
                                     Certificates from Group II available interest funds, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1
                                     Certificates, then to the Class B-2 Certificates, then to the
                                     Class B-3 Certificates, then to the Class B-4 Certificates and then to the Class B-5 Certificates.
                                  4. Available principal funds as described under "PRINCIPAL
                                     PAYDOWN", as follows: monthly principal to the Class A
                                     Certificates, then monthly principal to the Class M-1
                                     Certificates, then monthly principal to the Class M-2
                                     Certificates, then monthly principal to the Class M-3
                                     Certificates, then monthly principal to the Class B-1
                                     Certificates, then monthly principal to the Class B-2
                                     Certificates, then monthly principal to the Class B-3
                                     Certificates, then monthly principal to the Class B-4 Certificates and then monthly principal to the Class B-5 Certificates.
                                  5. Excess interest in the order as described under "PRINCIPAL
                                     PAYDOWN" if necessary to restore O/C to the required level.
                                  6. Remaining excess interest to pay subordinate principal
                                     shortfalls.
                                  7. Remaining excess interest to pay Carryover resulting from imposition of the Group I Available Funds Cap and then from the imposition of the Subordinate Rate Cap.
                                  8. Any remaining amount will be paid in accordance with the
                                     Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates or the Class B-4 or
                                     Class B-5 Certificates.











---------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                                  9
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                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB1 TRUST
------------------------------------------------------------------------------

PRINCIPAL PAYDOWN


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)       The Stepdown Date has occured; and
ii)      A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
   (1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group I Principal Distribution Amount") will be paid to the Class AV-1, Class AV-2 and Class AV-3 Certificates. Amounts allocated to the Class AV-1, Class AV-2 and Class AV-3 Certificates shall be paid as follows: (i) sequentially to the Class AV-1, Class AV-2 and Class AV-3 Certificates, with all amounts paid to the Class AV-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AV-2 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AV-3 Certificates until its Certificate principal balance has been reduced to zero.

   (2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group II Principal Distribution Amount") will be paid to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates. Amounts allocated to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates shall be paid as follows: (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, with all amounts paid to the Class AF-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-2 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero.

   "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

   "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.








------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                      10
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


                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB1 TRUST
------------------------------------------------------------------------------

   "Class AF-4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group II Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

   "Class AF-4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Senior Certificates immediately prior to that Distribution Date and (y) the Group II Principal Distribution Amount for that Distribution Date.

   "Class AF-4 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

   Distribution Dates                                        Lockout Percentage
   February 2005 through and including January 2008                  0%
   February 2008 through and including January 2010                 45%
   February 2010 through and including January 2011                 80%
   February 2011 through and including January 2012                100%
   February 2012 and thereafter                                    300%
   After the Certificate principal balance of either the Group I Senior Certificates or Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Group I Senior Certificates or Group II Senior Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Group I Senior Certificates and Group II Senior Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
   All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, eighth to the Class B-4 Certificates and ninth to the Class B-5 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

               Class A                            42.90%
               Class M-1                          29.80%
               Class M-2                          19.70%
               Class M-3                          16.60%
               Class B-1                          13.90%
               Class B-2                          11.40%
               Class B-3                          9.10%
               Class B-4                          6.40%
               Class B-5                          4.40%
               *includes overcollateralization


Step Down Date       The later to occur of (x) the earlier to occur of (a) the
                     Distribution Date in February 2008 and (b) the
                     Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 42.90%.





------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                      11
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


Senior Enhancement      On any Distribution Date, is the percentage obtained
Percentage              by dividing (x) the sum of (i) the aggregate
                        certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT           Is in effect on a Distribution Date if any one of the
(Preliminary and        following conditions exist as of the last day of the
Subject to Revision)    immediately preceding collection period:
                            i. The "Rolling Six Month 60+ Day Delinquency
                               Percentage" equals or exceeds [42.00]% of the Senior Enhancement Percentage; or
                            ii. The aggregate amount of realized losses
                                incurred since the Cut-Off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                        Distribution Date Occurring        Loss Percentage
                        ---------------------------        ---------------
                        February 2007 - January 2008       [1.80]%
                        February 2008 - January 2009       [3.25]%
                        February 2009 - January 2010       [5.25]%
                        February 2010 - January 2011       [6.75]%
                        February 2011 - January 2012       [7.50]%
                        February 2012 and thereafter       [7.70]%


60+ Day Delinquent      Each Mortgage Loan with respect to which any portion
Loan                    of a monthly payment is, as of the last day of the
                        prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month       With respect to any Distribution Date, the average of
60+ Day Delinquency     the percentage equivalents of the fractions determined
Percentage              for each of the six immediately preceding collection
                        periods, the numerator of each of which is equal to the aggregate principal balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

Prospectus              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The forgoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables    The following tables describe the mortgage
                        loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.








------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                      12
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


                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB1 TRUST
------------------------------------------------------------------------    ----------------------------------------------------

                                             Hypothetical Available Funds Cap Table
--------- --------- ------- ------- --------- ------- -------- ---------   --------- --------- ------- ------- --------- -------

           Payment                  M-1, M-                    M-1, M-               Payment                    M-1, M-
                             AF-1,   2, M-3,            AF-1,  2, M-3,                                  AF-1,   2, M-3,
                     AV-1,   AF-2,  B-1, B-2,  AV-1,    AF-2,  B-1, B-2,                        AV-1,   AF-2,  B-1, B-2,  AV-1,
                     AV-2,   AF-3,  B-3, B-4,  AV-2,    AF-3,  B-3, B-4,                        AV-2,   AF-3,  B-3, B-4,  AV-2,
 Period      Date   AV-3(1) AF-4(1)  B-5(1)   AV-3(2)  AF-4(2)  B-5(2)      Period      Date   AV-3(1) AF-4(1)  B-5(1)   AV-3(2)
--------- --------- ------- ------- --------- ------- -------- ---------   --------- --------- ------- ------- --------- -------
   1      25-Feb-05  11.01    8.01    11.72    11.01    8.01     11.72        38     25-Mar-08   8.32    8.04    8.32     11.21
   2      25-Mar-05   6.69    8.02     7.12     6.69    8.02      7.12        39     25-Apr-08   7.79    8.04    7.79     10.59
   3      25-Apr-05   6.05    8.02     6.44     6.09    8.02      6.47        40     25-May-08   8.05    8.04    8.05     11.39
   4      25-May-05   6.25    8.02     6.65     6.29    8.02      6.69        41     25-Jun-08   7.79    8.04    7.79     11.15
   5      25-Jun-05   6.05    8.03     6.44     6.09    8.03      6.47        42     25-Jul-08   8.05    8.04    8.05     11.54
   6      25-Jul-05   6.26    8.03     6.66     6.31    8.03      6.70        43     25-Aug-08   7.79    8.04    7.79     11.21
   7      25-Aug-05   6.08    8.03     6.46     6.15    8.03      6.52        44     25-Sep-08   7.79    8.04    7.79     11.32
   8      25-Sep-05   6.08    8.03     6.46     6.15    8.03      6.52        45     25-Oct-08   8.06    8.04    8.06     11.82
   9      25-Oct-05   6.28    8.03     6.68     6.38    8.03      6.76        46     25-Nov-08   7.80    8.04    7.80     11.52
   10     25-Nov-05   6.09    8.03     6.47     6.19    8.03      6.55        47     25-Dec-08   8.06    8.04    8.06     11.90
   11     25-Dec-05   6.30    8.03     6.70     6.42    8.03      6.78        48     25-Jan-09   7.80    8.05    7.80     11.52
   12     25-Jan-06   6.10    8.03     6.48     6.22    8.03      6.57        49     25-Feb-09   7.80    8.05    7.80     11.53
   13     25-Feb-06   6.10    8.03     6.48     6.23    8.03      6.58        50     25-Mar-09   8.63    8.05    8.63     12.80
   14     25-Mar-06   6.75    8.03     7.17     6.89    8.03      7.28        51     25-Apr-09   7.80    8.05    7.80     11.61
   15     25-Apr-06   6.11    8.03     6.48     6.25    8.03      6.60        52     25-May-09   8.06    8.05    8.06     12.01
   16     25-May-06   6.32    8.03     6.71     6.48    8.03      6.84        53     25-Jun-09   7.80    8.05    7.80     11.63
   17     25-Jun-06   6.17    8.03     6.53     6.37    8.03      6.69        54     25-Jul-09   8.06    8.05    8.06     12.02
   18     25-Jul-06   6.37    8.03     6.75     6.59    8.03      6.92        55     25-Aug-09   7.80    8.05    7.80     11.64
   19     25-Aug-06   6.17    8.03     6.53     6.42    8.03      6.73        56     25-Sep-09   7.80    8.05    7.80     11.65
   20     25-Sep-06   6.33    8.03     6.66     6.72    8.03      6.96        57     25-Oct-09   8.08    8.05    8.08     12.09
   21     25-Oct-06   6.62    8.03     6.94     7.09    8.03      7.30        58     25-Nov-09   7.90    8.05    7.88     11.82
   22     25-Nov-06   7.30    8.03     7.41     8.08    8.03      8.01        59     25-Dec-09   8.16    8.05    8.14     12.22
   23     25-Dec-06   7.84    8.03     7.89     8.76    8.03      8.59        60     25-Jan-10   7.90    8.05    7.88     11.82
   24     25-Jan-07   7.59    8.03     7.63     8.49    8.03      8.32        61     25-Feb-10   7.90    8.05    7.88     11.84
   25     25-Feb-07   7.59    8.04     7.63     8.50    8.04      8.33        62     25-Mar-10   8.75    8.05    8.72     13.11
   26     25-Mar-07   8.40    8.04     8.45     9.54    8.04      9.33        63     25-Apr-10   7.90    8.05    7.88     11.87
   27     25-Apr-07   7.59    8.04     7.63     8.66    8.04      8.46        64     25-May-10   8.16    8.05    8.14     12.30
   28     25-May-07   7.85    8.04     7.89     9.41    8.04      9.10        65     25-Jun-10   7.90    8.05    7.88     11.90
   29     25-Jun-07   7.60    8.04     7.64     9.28    8.04      8.94        66     25-Jul-10   8.16    8.05    8.14     12.30
   30     25-Jul-07   7.85    8.04     7.89     9.59    8.04      9.24        67     25-Aug-10   7.90    8.06    7.88     11.90
   31     25-Aug-07   7.60    8.04     7.64     9.33    8.04      8.98        68     25-Sep-10   7.90    8.06    7.88     11.92
   32     25-Sep-07   7.63    8.04     7.66     9.48    8.04      9.10        69     25-Oct-10   8.16    8.06    8.15     12.33
   33     25-Oct-07   8.00    8.04     8.01    10.03    8.04      9.58        70     25-Nov-10   7.90    8.06    7.88     11.96
   34     25-Nov-07   7.78    8.04     7.78    10.17    8.04      9.62        71     25-Dec-10   8.16    8.06    8.15     12.37
   35     25-Dec-07   8.04    8.04     8.04    10.68    8.04     10.08        72     25-Jan-11   7.90    8.06    7.88     11.97
   36     25-Jan-08   7.79    8.04     7.78    10.34    8.04      9.76        73     25-Feb-11   7.90    8.06    7.89     11.97
   37     25-Feb-08   7.79    8.04     7.79    10.36    8.04      9.77        74     25-Mar-11   8.75    8.06    8.73     13.25
--------- --------- ------- ------- --------- ------- -------- ---------   --------- --------- ------- ------- --------- -------


-----------------------------


--------- -------- ---------

                   M-1, M-
            AF-1,  2, M-3,
            AF-2,  B-1, B-2,
            AF-3,  B-3, B-4,
 Period    AF-4(2)  B-5(2)
--------- -------- ---------
   38       8.04     10.55
   39       8.04      9.95
   40       8.04     10.63
   41       8.04     10.39
   42       8.04     10.75
   43       8.04     10.43
   44       8.04     10.52
   45       8.04     10.97
   46       8.04     10.68
   47       8.04     11.05
   48       8.05     10.70
   49       8.05     10.71
   50       8.05     11.89
   51       8.05     10.79
   52       8.05     11.18
   53       8.05     10.83
   54       8.05     11.20
   55       8.05     10.86
   56       8.05     10.87
   57       8.05     11.28
   58       8.05     11.03
   59       8.05     11.41
   60       8.05     11.05
   61       8.05     11.08
   62       8.05     12.28
   63       8.05     11.12
   64       8.05     11.53
   65       8.05     11.18
   66       8.05     11.56
   67       8.06     11.21
   68       8.06     11.24
   69       8.06     11.64
   70       8.06     11.31
   71       8.06     11.72
   72       8.06     11.36
   73       8.06     11.38
   74       8.06     12.63
--------- -------- ---------

     (1) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR, 1 Year CMT, 3 Year CMT and 10 Year CMT remain constant at 2.50%, 2.91%, 3.25%, 2.88%, 3.42% and 4.20%, respectively.
     (2) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR, 1 Year CMT, 3 Year CMT and 10 Year CMT remain constant at 2.50%, 2.91%, 3.25%, 2.88%, 3.42% and 4.20%, in month 1, respectively, all increasing to 20.00% thereafter.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                      13
[GRAPHIC OMITTED]


                                                                                                     COMPUTATIONAL MATERIALS FOR
                                                                                                    C-BASS SERIES 2005-CB1 TRUST
--------------------------------------------------------------------------------------------------------------------------------

                                                      BOND SUMMARY TO CALL
--------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  80%                100%                150%               200%
--------------------------------------------------------------------------------------------------------------------------------
Class AF-1
WAL                                 11.14               1.25                1.00                0.65               0.47
Principal Window                02/05 - 10/19       02/05 - 10/07       02/05 - 03/07      02/05 - 06/06       02/05 - 01/06
Principal # Months                   177                 33                  26                  17                 12
--------------------------------------------------------------------------------------------------------------------------------
Class AF-2
WAL                                 16.56               4.37                3.00                1.71               1.21
Principal Window                10/19 - 10/23       10/07 - 11/11       03/07 - 04/10      06/06 - 02/07       01/06 - 07/06
Principal # Months                   49                  50                  38                  9                   7
--------------------------------------------------------------------------------------------------------------------------------
Class AF-3
WAL                                 20.31               7.83                6.04                2.24               1.54
Principal Window                10/23 - 04/27       11/11 - 12/12       04/10 - 03/11      02/07 - 05/07       07/06 - 08/06
Principal # Months                   43                  14                  12                  4                   2
--------------------------------------------------------------------------------------------------------------------------------
Class AF-4
WAL                                 11.77               6.91                5.95                2.40               1.61
Principal Window                02/08 - 02/27       07/08 - 12/12       05/09 - 03/11      05/07 - 07/07       08/06 - 09/06
Principal # Months                   229                 54                  23                  3                   2
--------------------------------------------------------------------------------------------------------------------------------
Class AV-1
WAL                                 15.31               1.20                1.00                0.69               0.49
Principal Window                02/05 - 06/28       02/05 - 05/07       02/05 - 12/06      02/05 - 06/06       02/05 - 12/05
Principal # Months                   281                 28                  23                  17                 11
--------------------------------------------------------------------------------------------------------------------------------
Class AV-2
WAL                                 26.36               4.30                3.00                1.69               1.21
Principal Window                06/28 - 03/33       05/07 - 12/12       12/06 - 03/11      06/06 - 02/07       12/05 - 07/06
Principal # Months                   58                  68                  52                  9                   8
--------------------------------------------------------------------------------------------------------------------------------
Class AV-3
WAL                                 28.13               7.88                6.13                2.10               1.54
Principal Window                03/33 - 03/33       12/12 - 12/12       03/11 - 03/11      02/07 - 03/07       07/06 - 08/06
Principal # Months                    1                   1                   1                  2                   2
--------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                                 25.39               5.25                4.64                3.59               1.63
Principal Window                12/25 - 03/33       05/08 - 12/12       09/08 - 03/11      07/07 - 10/08       09/06 - 09/06
Principal # Months                   88                  56                  31                  16                  1
--------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                                 25.39               5.22                4.40                3.55               1.66
Principal Window                12/25 - 03/33       03/08 - 12/12       06/08 - 03/11      04/08 - 10/08       09/06 - 10/06
Principal # Months                   88                  58                  34                  7                   2
--------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                                 25.39               5.20                4.32                3.25               1.71
Principal Window                12/25 - 03/33       03/08 - 12/12       05/08 - 03/11      02/08 - 10/08       10/06 - 10/06
Principal # Months                   88                  58                  35                  9                   1
--------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


                                      14
[GRAPHIC OMITTED]



                                                    BOND SUMMARY TO MATURITY
--------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                     0%                  80%                100%                150%               200%
--------------------------------------------------------------------------------------------------------------------------------
Class AF-1
WAL                                 11.14               1.25                1.00                0.65               0.47
Principal Window                02/05 - 10/19       02/05 - 10/07       02/05 - 03/07      02/05 - 06/06       02/05 - 01/06
Principal # Months                   177                 33                  26                  17                 12
--------------------------------------------------------------------------------------------------------------------------------
Class AF-2
WAL                                 16.56               4.37                3.00                1.71               1.21
Principal Window                10/19 - 10/23       10/07 - 11/11       03/07 - 04/10      06/06 - 02/07       01/06 - 07/06
Principal # Months                   49                  50                  38                  9                   7
--------------------------------------------------------------------------------------------------------------------------------
Class AF-3
WAL                                 20.31               12.29               9.55                2.24               1.54
Principal Window                10/23 - 04/27       11/11 - 02/22       04/10 - 05/19      02/07 - 05/07       07/06 - 08/06
Principal # Months                   43                  124                 110                 4                   2
--------------------------------------------------------------------------------------------------------------------------------
Class AF-4
WAL                                 11.77               7.74                7.56                2.40               1.61
Principal Window                02/08 - 02/27       07/08 - 12/21       05/09 - 03/19      05/07 - 07/07       08/06 - 09/06
Principal # Months                   229                 162                 119                 3                   2
--------------------------------------------------------------------------------------------------------------------------------
Class AV-1
WAL                                 15.31               1.20                1.00                0.69               0.49
Principal Window                02/05 - 06/28       02/05 - 05/07       02/05 - 12/06      02/05 - 06/06       02/05 - 12/05
Principal # Months                   281                 28                  23                  17                 11
--------------------------------------------------------------------------------------------------------------------------------
Class AV-2
WAL                                 26.48               4.31                3.00                1.69               1.21
Principal Window                06/28 - 05/34       05/07 - 09/13       12/06 - 07/11      06/06 - 02/07       12/05 - 07/06
Principal # Months                   72                  77                  56                  9                   8
--------------------------------------------------------------------------------------------------------------------------------
Class AV-3
WAL                                 29.48               9.75                7.24                2.10               1.54
Principal Window                05/34 - 09/34       09/13 - 05/16       07/11 - 04/13      02/07 - 03/07       07/06 - 08/06
Principal # Months                    5                  33                  22                  2                   2
--------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                                 25.54               5.83                5.11                5.25               1.63
Principal Window                12/25 - 08/34       05/08 - 09/19       09/08 - 03/17      07/07 - 03/14       09/06 - 09/06
Principal # Months                   105                 137                 103                 81                  1
--------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                                 25.54               5.75                4.84                3.84               2.57
Principal Window                12/25 - 07/34       03/08 - 01/19       06/08 - 02/16      04/08 - 11/11       09/06 - 03/11
Principal # Months                   104                 131                 93                  44                 55
--------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                                 25.53               5.68                4.72                3.49               3.47
Principal Window                12/25 - 05/34       03/08 - 08/17       05/08 - 12/14      02/08 - 02/11       02/08 - 01/09
Principal # Months                   102                 114                 80                  37                 12
--------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                      15
[GRAPHIC OMITTED]


                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
-------------------------------------------------------------------------------------------------------------------------------

                                C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB1
                                                        Total Collateral
                                                         Summary Report
                                                         --------------

Statistical Calculation Date                                                2005-01-01

Number of Mortgage Loans                                                         2,753
Total Original Balance                                                 $418,799,207.08
Total Current Principal Balance                                        $411,463,855.34

                                                                               Average                                    Range
Average Original Balance                                                   $152,124.67               $5,600.00 to $1,125,000.00
Average Current Principal Balance                                          $149,460.17                 $516.14 to $1,125,000.00

                                                                  Weighted Average (1)                                 Range(1)
Original Weighted Average Term                                              343 months                  27 months to 721 months
Remaining Weighted Average Term                                             332 months                   5 months to 360 months
Weighted Average Mortgage Rate                                                  7.150%                        1.875% to 14.690%
Weighted Average Margin (ARM Only)                                              5.701%                        0.070% to 11.150%
Weighted Average Maximum Rate (ARM Only)                                       12.916%                        8.625% to 21.190%
Weighted Average Minimum Rate (ARM Only)                                        6.784%                        2.250% to 14.690%
Weighted Average Periodic Cap (ARM Only)                                        1.108%                         1.000% to 6.000%
Weighted Average Initial Cap (ARM Only)                                         2.989%                         1.000% to 8.750%
Weighted Average Months to Next Adjustment (ARM Only)                        24 months                   1 months to 108 months

Weighted Average Original CLTV Ratio                                            81.15%                        21.39% to 113.78%
WA FICO Score                                                                      644                               448 to 819

                                                                       Percent of Pool
Fixed Rate Mortgage Loans                                                       22.71%
Adjustable Mortgage Loans                                                       77.29%

Six Month Libor (ARM Only)                                                      92.71%
Other Indices (ARM Only)                                                         7.29%
Balloon Mortgage Loans                                                           6.51%

First Liens                                                                     90.49%
Second Liens                                                                     9.51%

Actuarial Loans                                                                100.00%
Interest Only Loans                                                             50.76%
Sub-Prime Mortgage Loans                                                        89.64%
Owner-financed Mortgage Loans                                                    1.15%

Prepayment Charges                                                              76.47%
Primary Mortgage Insurance                                                       1.62%
                                                      1) Non-zero Weighted Average and
Minimum Value.





-------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               16
[GRAPHIC OMITTED]


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                           Original Mortgage Loan Principal Balances
                                           -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Original Mortgage                                              Number of             Aggregate Principal           Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                     216                    4,030,599.14                 0.98 %
25,000.01 - 50,000.00                                                420                   14,096,162.34                 3.43
50,000.01 - 75,000.00                                                384                   22,947,926.17                 5.58
75,000.01 - 100,000.00                                               270                   22,635,077.99                 5.50
100,000.01 - 125,000.00                                              231                   25,132,911.07                 6.11
125,000.01 - 150,000.00                                              178                   24,001,955.22                 5.83
150,000.01 - 175,000.00                                              144                   23,140,678.41                 5.62
175,000.01 - 200,000.00                                              156                   29,040,430.15                 7.06
200,000.01 - 225,000.00                                              117                   24,664,173.93                 5.99
225,000.01 - 250,000.00                                              111                   26,212,190.22                 6.37
250,000.01 - 275,000.00                                               97                   25,185,079.08                 6.12
275,000.01 - 300,000.00                                               79                   22,718,995.65                 5.52
300,000.01 - 325,000.00                                               57                   17,675,692.49                 4.30
325,000.01 - 350,000.00                                               49                   16,572,316.22                 4.03
350,000.01 - 500,000.00                                              177                   72,410,791.54                17.60
500,000.01 - 1,000,000.00                                             65                   38,774,903.14                 9.42
1,000,000.01 >=                                                        2                    2,223,972.58                 0.54
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                      Mortgage Loan Principal Balances as of Cut-off Date
                                      ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Current Mortgage                                               Number of             Aggregate Principal           Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                     275                    4,821,043.50                 1.17 %
25,000.01 - 50,000.00                                                402                   14,676,472.81                 3.57
50,000.01 - 75,000.00                                                379                   23,526,312.52                 5.72
75,000.01 - 100,000.00                                               264                   23,068,231.84                 5.61
100,000.01 - 125,000.00                                              224                   25,329,480.80                 6.16
125,000.01 - 150,000.00                                              169                   23,291,311.34                 5.66
150,000.01 - 175,000.00                                              141                   22,891,952.22                 5.56
175,000.01 - 200,000.00                                              155                   29,184,912.32                 7.09
200,000.01 - 225,000.00                                              117                   24,920,881.85                 6.06
225,000.01 - 250,000.00                                              107                   25,465,397.02                 6.19
250,000.01 - 275,000.00                                               96                   25,258,873.45                 6.14
275,000.01 - 300,000.00                                               76                   21,899,157.05                 5.32
300,000.01 - 325,000.00                                               55                   17,147,845.14                 4.17
325,000.01 - 350,000.00                                               50                   16,914,738.07                 4.11
350,000.01 - 500,000.00                                              178                   72,910,089.04                17.72
500,000.01 - 1,000,000.00                                             63                   37,933,183.79                 9.22
1,000,000.01 >=                                                        2                    2,223,972.58                 0.54
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %







----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                              17
[GRAPHIC OMITTED]


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                                     Current Mortgage Rate
                                                     ---------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Current Mortgage Rate (%)                                 Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
1.000 - 1.999                                                          1                       35,767.54                 0.01 %
2.000 - 2.999                                                          1                        6,284.03                 0.00
3.000 - 3.999                                                         17                    3,000,656.70                 0.73
4.000 - 4.999                                                         69                   14,921,165.23                 3.63
5.000 - 5.999                                                        261                   65,538,934.66                15.93
6.000 - 6.999                                                        701                  163,833,719.61                39.82
7.000 - 7.999                                                        437                   77,143,293.69                18.75
8.000 - 8.999                                                        285                   33,872,481.68                 8.23
9.000 - 9.999                                                        365                   23,310,623.27                 5.67
10.000 - 10.999                                                      311                   16,932,204.95                 4.12
11.000 - 11.999                                                      186                    8,287,953.42                 2.01
12.000 - 12.999                                                       82                    3,297,760.92                 0.80
13.000 - 13.999                                                       27                      811,022.84                 0.20
14.000 - 14.999                                                       10                      471,986.80                 0.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                              Remaining Months to Stated Maturity
                                              -----------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                                49                      899,947.21                 0.22 %
61 - 120                                                              45                    1,591,547.46                 0.39
121 - 180                                                            651                   37,458,489.24                 9.10
181 - 240                                                            223                    8,159,323.83                 1.98
241 - 300                                                             34                    2,846,290.34                 0.69
301 - 360                                                          1,751                  360,508,257.26                87.62
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                                   Mortgage Loan Age Summary
                                                   -------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
0  - 6                                                             1,814                  310,992,695.26                75.58 %
7 - 12                                                               326                   22,438,801.44                 5.45
13 - 18                                                              293                   47,251,095.53                11.48
19 - 24                                                               52                    9,576,030.80                 2.33
25 - 30                                                               29                    4,924,780.90                 1.20
31 - 36                                                               17                    2,094,087.13                 0.51
37 - 42                                                               10                    2,403,559.44                 0.58
43 - 48                                                                5                      347,466.43                 0.08
49  - 54                                                               5                      439,116.98                 0.11
55 - 60                                                                4                      711,493.00                 0.17
61 or greater                                                        198                   10,284,728.43                 2.50
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               18
[GRAPHIC OMITTED]


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                                 Original Loan-to-Value Ratios
                                                 -----------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Original Loan-to-Value Ratio (%)                          Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
<= 25.00                                                             818                   38,969,875.41                 9.47 %
25.01 - 30.00                                                         14                    1,012,126.22                 0.25
30.01 - 35.00                                                          4                      561,166.24                 0.14
35.01 - 40.00                                                          3                      523,055.15                 0.13
40.01 - 45.00                                                         19                    3,514,017.20                 0.85
45.01 - 50.00                                                         20                    6,180,740.05                 1.50
50.01 - 55.00                                                         17                    3,444,271.59                 0.84
55.01 - 60.00                                                         47                    7,638,414.07                 1.86
60.01 - 65.00                                                         56                   12,368,704.67                 3.01
65.01 - 70.00                                                        106                   20,455,204.23                 4.97
70.01 - 75.00                                                        145                   29,621,479.65                 7.20
75.01 - 80.00                                                        798                  173,492,047.91                42.16
80.01 - 85.00                                                        189                   33,845,490.25                 8.23
85.01 - 90.00                                                        267                   48,446,056.33                11.77
90.01 - 95.00                                                         95                   17,206,968.50                 4.18
95.01 - 100.00                                                       133                   12,282,194.14                 2.98
100.01 - 105.00                                                       17                    1,234,920.83                 0.30
105.01 - 110.00                                                        2                       40,335.19                 0.01
110.01 - 115.00                                                        3                      626,787.71                 0.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00


                                             Original Combined Loan-to-Value Ratios
                                             --------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Original Combined Loan-to-Value Ratio (%)                 Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                                           2                      404,403.98                 0.10 %
25.01 - 30.00                                                          5                      585,035.94                 0.14
30.01 - 35.00                                                          4                      561,166.24                 0.14
35.01 - 40.00                                                          4                      576,869.90                 0.14
40.01 - 45.00                                                         19                    3,514,017.20                 0.85
45.01 - 50.00                                                         20                    6,180,740.05                 1.50
50.01 - 55.00                                                         18                    3,541,952.67                 0.86
55.01 - 60.00                                                         49                    7,683,688.80                 1.87
60.01 - 65.00                                                         69                   13,135,397.35                 3.19
65.01 - 70.00                                                        112                   20,663,153.70                 5.02
70.01 - 75.00                                                        151                   29,957,865.67                 7.28
75.01 - 80.00                                                        818                  174,243,667.09                42.35
80.01 - 85.00                                                        204                   34,418,965.12                 8.37
85.01 - 90.00                                                        313                   50,378,471.79                12.24
90.01 - 95.00                                                        165                   20,482,974.23                 4.98
95.01 - 100.00                                                       728                   40,648,408.37                 9.88
100.01 - 105.00                                                       67                    3,819,954.34                 0.93
105.01 - 110.00                                                        2                       40,335.19                 0.01
110.01 - 115.00                                                        3                      626,787.71                 0.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               19
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



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                                    Occupancy Status Summary
                                                    ------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Occupancy Status                                          Mortgage Loans             Balance Outstanding           Loan Group
---------------------------------------------------------------------------------------------------------------------------------
Primary                                                            2,564                  386,140,469.10                93.85 %
Investor                                                             156                   19,778,845.87                 4.81
Secondary                                                             33                    5,544,540.37                 1.35
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %

                                                     Property Type Summary
                                                     ---------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Property Type                                             Mortgage Loans             Balance Outstanding           Loan Group
---------------------------------------------------------------------------------------------------------------------------------
Single Family                                                      1,947                  295,862,016.25                71.90 %
PUD                                                                  258                   37,428,060.32                 9.10
Condo                                                                226                   35,339,268.99                 8.59
Manufactured Housing                                                 193                   20,294,733.73                 4.93
2 Family                                                              78                   12,871,607.23                 3.13
Three Family                                                          22                    5,485,997.81                 1.33
Four Family                                                           21                    3,810,869.08                 0.93
Townhouse                                                              5                      200,295.44                 0.05
Mobile Home                                                            1                      108,255.36                 0.03
Hi-Rise Condo                                                          1                       37,750.84                 0.01
Co-op                                                                  1                       25,000.29                 0.01
---------------------------------------------------------------------------------------------------------------------------------

Total:                                                             2,753                  411,463,855.34               100.00 %

                             Loan Purpose Summary
                             --------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Purpose Type                                              Mortgage Loans             Balance Outstanding           Loan Group
---------------------------------------------------------------------------------------------------------------------------------
Purchase                                                           1,481                  194,539,112.24                47.28 %
Cash Out                                                           1,111                  189,164,639.41                45.97
Refinance                                                            161                   27,760,103.69                 6.75
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %

                          Documentation Type Summary
                          --------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Documentation Type                                        Mortgage Loans             Balance Outstanding           Loan Group
---------------------------------------------------------------------------------------------------------------------------------
Full                                                               1,559                  224,376,327.52                54.53 %
Stated Income                                                        970                  161,053,465.10                39.14
None                                                                 126                   12,412,042.16                 3.02
Limited                                                               38                    8,824,946.76                 2.14
Alternative                                                           19                    2,254,330.91                 0.55
Missing                                                               32                    1,488,276.84                 0.36
Streamlined                                                            9                    1,054,466.05                 0.26
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               20
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



                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                                      Product Type Summary
                                                      --------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Product Type                                              Mortgage Loans             Balance Outstanding           Loan Group
---------------------------------------------------------------------------------------------------------------------------------
2 Hybrid ARM                                                       1,080                  234,929,459.68                57.10 %
Fixed                                                                804                   66,751,366.30                16.22
3 Hybrid ARM                                                         151                   33,310,481.82                 8.10
5 Hybrid ARM                                                         107                   26,730,422.81                 6.50
Fixed Balloon                                                        480                   26,707,380.37                 6.49
1 Hybrid ARM                                                          69                    8,185,036.24                 1.99
LIBOR-6M                                                              20                    6,246,662.43                 1.52
7 Hybrid ARM                                                           7                    3,771,194.29                 0.92
10 Hybrid ARM                                                         23                    2,821,700.25                 0.69
LIBOR-1M                                                               1                      994,271.52                 0.24
Contract                                                               8                      514,176.89                 0.12
4 Hybrid ARM                                                           2                      441,260.48                 0.11
ARM Balloon                                                            1                       60,442.26                 0.01
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                                       Index Type Summary
                                                       ------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Index Type                                                Mortgage Loans             Balance Outstanding           Loan Group
---------------------------------------------------------------------------------------------------------------------------------
Six Month Libor                                                    1,326                  294,830,630.46                71.65 %
Fixed                                                              1,284                   93,458,746.67                22.71
One Year CMT                                                          87                   12,106,995.17                 2.94
One Year Libor                                                        25                    7,911,297.14                 1.92
TREAS-10Y                                                             20                    1,501,891.44                 0.37
LIBOR-1M                                                               1                      994,271.52                 0.24
CONTRACT                                                               9                      574,619.15                 0.14
TREAS-3Y                                                               1                       85,403.79                 0.02
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                                   Geographical Distributions
                                                   --------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                              Number of                           Aggregate Principal            Percent of
State                                    Mortgage Loans                           Balance Outstanding            Loan Group
--------------------------------------------------------------------------------------------------------------------------------
California                                          956                                206,219,999.13                 50.12 %
Washington                                          125                                 19,090,058.54                  4.64
Florida                                             132                                 15,408,735.83                  3.74
New York                                             97                                 14,944,076.45                  3.63
Colorado                                             98                                 14,393,538.99                  3.50
Massachusetts                                        55                                 11,960,457.15                  2.91
Texas                                               218                                 10,963,659.90                  2.66
Maryland                                             69                                 10,352,726.36                  2.52
New Jersey                                           62                                  9,932,851.98                  2.41
Oregon                                               71                                  9,296,074.32                  2.26
Nevada                                               58                                  9,281,188.94                  2.26
Illinois                                             75                                  8,844,265.12                  2.15
Arizona                                              80                                  8,840,089.30                  2.15
Virginia                                             59                                  6,132,884.35                  1.49
Ohio                                                 68                                  5,792,719.02                  1.41
Other                                               530                                 50,010,529.96                 12.15
--------------------------------------------------------------------------------------------------------------------------------
Total:                                            2,753                                411,463,855.34                100.00 %



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               21
[GRAPHIC OMITTED]


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                            Original Prepayment Penalty Term Summary
                                            ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Original Prepayment Penalty Term (Months)                 Mortgage Loans             Balance Outstanding           Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
0                                                                    967                   96,825,583.78                23.53 %
2                                                                      1                      149,578.86                 0.04
12                                                                   132                   27,573,930.56                 6.70
24                                                                 1,066                  203,052,161.82                49.35
26                                                                     1                      269,253.03                 0.07
30                                                                     3                      606,046.24                 0.15
33                                                                     1                      369,000.00                 0.09
34                                                                     1                      226,000.00                 0.05
35                                                                     1                      300,000.00                 0.07
36                                                                   527                   73,208,616.90                17.79
60                                                                    53                    8,883,684.15                 2.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                                       FICO Score Summary
                                                       ------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
FICO Score                                                Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
<= 0                                                                   5                      235,164.54                 0.06 %
1 - 500                                                               74                   12,975,101.47                 3.15
501 - 525                                                             73                   10,141,897.53                 2.46
526 - 550                                                            136                   17,013,970.29                 4.13
551 - 575                                                            154                   19,750,158.84                 4.80
576 - 600                                                            299                   44,856,632.56                10.90
601 - 625                                                            411                   58,964,054.29                14.33
626 - 650                                                            431                   59,276,990.98                14.41
651 - 675                                                            387                   57,236,046.08                13.91
676 - 700                                                            294                   44,673,947.56                10.86
701 - 725                                                            197                   36,751,095.85                 8.93
726 - 750                                                            131                   22,682,293.52                 5.51
751 - 775                                                             81                   13,116,720.94                 3.19
776 - 800                                                             66                   10,836,896.00                 2.63
801 - 825                                                             14                    2,952,884.89                 0.72
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %


                                                   Delinquency Status Summary
                                                   --------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Delinquency Status                                        Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
Current                                                            2,753                  411,463,855.34               100.00 %
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,753                  411,463,855.34               100.00 %







----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               22
[GRAPHIC OMITTED]


                                                                                                       COMPUTATIONAL MATERIALS FOR
                                                                                                      C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                        Margin of Adjustable Rate Mortgage Loans Summary
                                        ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Margin (%)                                                Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
<= 0.999                                                               6                      338,981.70                 0.11 %
1.000 - 1.999                                                          5                    3,347,335.57                 1.05
2.000 - 2.999                                                        116                   25,212,567.81                 7.93
3.000 - 3.999                                                         52                    5,932,991.18                 1.87
4.000 - 4.999                                                        112                   21,028,829.50                 6.61
5.000 - 5.999                                                        452                  112,077,773.34                35.24
6.000 - 6.999                                                        527                  115,213,722.41                36.23
7.000 - 7.999                                                        157                   28,249,058.98                 8.88
8.000 - 8.999                                                         34                    5,711,760.16                 1.80
9.000 - 9.999                                                          6                      787,124.58                 0.25
10.000 - 10.999                                                        1                       54,632.48                 0.02
11.000 - 11.999                                                        1                       50,330.96                 0.02
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67               100.00 %


                              Next Rate Adjustment Date of Adjustable Rate Mortgage Loans Summary
                              -------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Next Rate Adjustment Date                                 Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
2005-02                                                                6                    1,619,743.26                 0.51 %
2005-03                                                               11                    4,290,132.69                 1.35
2005-04                                                               18                    2,062,073.94                 0.65
2005-05                                                               20                    2,677,934.56                 0.84
2005-06                                                               16                    1,736,824.08                 0.55
2005-07                                                               28                    4,994,589.43                 1.57
2005-08                                                               28                    2,795,383.21                 0.88
2005-09                                                               27                    3,337,376.78                 1.05
2005-10                                                               31                    2,847,748.17                 0.90
2005-11                                                               25                    3,831,472.97                 1.20
2005-12                                                               32                    3,577,698.12                 1.13
2006-01                                                               32                    3,815,287.73                 1.20
2006-02                                                                6                      770,535.72                 0.24
2006-03                                                                4                      461,480.10                 0.15
2006-04                                                                6                      913,609.01                 0.29
2006-05                                                                6                      459,763.12                 0.14
2006-06                                                                6                      722,054.10                 0.23
2006-07                                                               15                    3,342,494.97                 1.05
2006-08                                                               69                   17,405,115.71                 5.47
2006-09                                                              208                   57,440,892.45                18.06
2006-10                                                              201                   50,221,934.09                15.79
2006-11                                                              419                   86,672,642.82                27.26
2006-12                                                               10                    1,403,118.14                 0.44
2007-01                                                                2                      186,824.83                 0.06
2007-02                                                                4                      385,451.01                 0.12
2007-03                                                                1                      149,754.68                 0.05
2007-04                                                                3                      180,422.03                 0.06
2007-05                                                                5                      545,658.55                 0.17
2007-06                                                                2                      373,257.11                 0.12
2007-07                                                                8                    2,090,378.21                 0.66
2007-08                                                               12                    3,281,399.45                 1.03
2007-09                                                               25                    7,027,113.47                 2.21
2007-10                                                               32                    7,668,948.70                 2.41

----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               23
[GRAPHIC OMITTED]


                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------
2007-11                                                               42                    8,886,643.82                 2.79
2007-12                                                                1                      158,400.00                 0.05
2008-01                                                                1                      317,600.00                 0.10
2008-03                                                                1                      180,000.00                 0.06
2008-04                                                                2                      511,449.68                 0.16
2008-05                                                                2                      538,995.25                 0.17
2008-06                                                                2                      337,583.53                 0.11
2008-07                                                                1                       75,906.18                 0.02
2008-08                                                                8                    2,236,857.13                 0.70
2008-09                                                                8                    2,610,445.93                 0.82
2008-10                                                                5                    1,350,317.30                 0.42
2008-11                                                                2                      309,725.93                 0.10
2008-12                                                                6                    1,071,529.47                 0.34
2009-01                                                                1                      130,307.71                 0.04
2009-02                                                                2                      236,876.54                 0.07
2009-05                                                                3                      543,581.93                 0.17
2009-06                                                                2                      308,938.61                 0.10
2009-07                                                                1                      479,200.00                 0.15
2009-08                                                                3                      757,999.90                 0.24
2009-09                                                               10                    3,059,311.49                 0.96
2009-10                                                               20                    5,555,463.78                 1.75
2009-11                                                               19                    4,312,001.24                 1.36
2009-12                                                                1                      154,000.00                 0.05
2010-03                                                                1                      451,686.77                 0.14
2010-08                                                                1                    1,098,972.58                 0.35
2010-09                                                                1                      302,896.74                 0.10
2010-11                                                                1                      550,000.00                 0.17
2010-12                                                                1                      787,377.22                 0.25
2011-04                                                                1                      295,995.01                 0.09
2013-04                                                                1                      360,336.62                 0.11
2014-01                                                                1                      745,595.10                 0.23
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67               100.00 %



                                     Maximum Rate of Adjustable Rate Mortgage Loans Summary
                                     ------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Maximum Rate (%)                                          Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                    5                      193,355.75                 0.06 %
8.000 - 8.999                                                          2                      478,296.33                 0.15
9.000 - 9.999                                                         20                    6,776,954.88                 2.13
10.000 - 10.999                                                       32                    9,600,889.14                 3.02
11.000 - 11.999                                                      170                   42,809,152.74                13.46
12.000 - 12.999                                                      556                  131,003,798.50                41.20
13.000 - 13.999                                                      350                   76,368,335.50                24.01
14.000 - 14.999                                                      176                   30,753,130.75                 9.67
15.000 - 15.999                                                      104                   13,948,410.56                 4.39
16.000 - 16.999                                                       32                    2,528,339.70                 0.80
17.000 >=                                                             22                    3,544,444.82                 1.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67               100.00 %






----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               24
[GRAPHIC OMITTED]


                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------

                                       Minimum Rate of Adjustable Rate Mortgage Loans Summary
                                       ------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Minimum Rate (%)                                          Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                  242                   50,622,165.11                15.92 %
2.000 - 2.999                                                         12                    2,962,691.54                 0.93
3.000 - 3.999                                                         10                    2,912,185.85                 0.92
4.000 - 4.999                                                          6                    1,228,487.00                 0.39
5.000 - 5.999                                                        165                   42,078,242.13                13.23
6.000 - 6.999                                                        566                  136,318,874.68                42.87
7.000 - 7.999                                                        270                   52,181,637.13                16.41
8.000 - 8.999                                                        115                   19,539,675.00                 6.14
9.000 - 9.999                                                         50                    7,316,189.95                 2.30
10.000 - 10.999                                                       22                    2,048,537.37                 0.64
11.000 - 11.999                                                        6                      554,774.99                 0.17
12.000 - 12.999                                                        2                       82,396.40                 0.03
14.000 - 14.999                                                        3                      159,251.52                 0.05
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67               100.00 %


              Initial Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
              -------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Initial Periodic Rate Cap (%)                             Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                   26                    1,687,641.23                 0.53 %
1                                                                    133                   18,549,904.32                 5.83
1.5                                                                   31                    4,846,145.98                 1.52
2                                                                     97                   15,074,204.58                 4.74
3                                                                  1,105                  254,101,296.04                79.90
5                                                                     60                   18,056,452.35                 5.68
5.625                                                                  1                      213,877.09                 0.07
6                                                                     15                    4,481,315.56                 1.41
8.75                                                                   1                      994,271.52                 0.31
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67               100.00 %

                                Subsequent Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
                                ----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal           Percent of
Subsequent Periodic Rate Cap (%)                          Mortgage Loans             Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                   28                    2,749,540.26                 0.86 %
1                                                                  1,258                  282,291,951.35                88.77
1.5                                                                   55                    8,193,108.18                 2.58
2                                                                    125                   23,339,471.76                 7.34
3                                                                      1                      147,037.14                 0.05
6                                                                      2                    1,283,999.98                 0.40
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67               100.00 %


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
JPMORGAN SALES REPRESENTATIVE.

                                                               25
[GRAPHIC OMITTED]

                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                             C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB1
                                                    Group I Collateral
                                                      Summary Report
                                                      --------------


Statistical Calculation Date                                                    2005-01-01

Number of Mortgage Loans                                                             1,469
Total Original Balance                                                     $322,094,224.80
Total Current Principal Balance                                            $318,005,108.67

                                                                                   Average                                Range
Average Original Balance                                                       $219,260.87          $20,800.00 to $1,125,000.00
Average Current Principal Balance                                              $216,477.27             $516.14 to $1,125,000.00

                                                                      Weighted Average (1)                            Range (1)
Original Weighted Average Term                                                  360 months             240 months to 360 months
Remaining Weighted Average Term                                                 351 months               5 months to 359 months
Weighted Average Mortgage Rate                                                      6.748%                    1.875% to 14.690%
Weighted Average Margin (ARM Only)                                                  5.701%                    0.070% to 11.150%
Weighted Average Maximum Rate (ARM Only)                                           12.916%                    8.625% to 21.190%
Weighted Average Minimum Rate (ARM Only)                                            6.784%                    2.250% to 14.690%
Weighted Average Periodic Cap (ARM Only)                                            1.108%                     1.000% to 6.000%
Weighted Average Initial Cap (ARM Only)                                             2.989%                     1.000% to 8.750%
Weighted Average Months to Next Adjustment (ARM Only)                            24 months               1 months to 108 months


Weighted Average Original CLTV Ratio                                                79.37%                    21.39% to 112.84%
WA FICO Score                                                                          640                           448 to 813

                                                                           Percent of Pool
Fixed Rate Mortgage Loans                                                            0.00%
Adjustable Mortgage Loans                                                          100.00%

Six Month Libor (ARM Only)                                                          92.71%
Other Indices (ARM Only)                                                             7.29%
Balloon Mortgage Loans                                                               0.02%

First Liens                                                                        100.00%
Second Liens                                                                         0.00%

Actuarial Loans                                                                    100.00%
Interest Only Loans                                                                 64.97%
Sub-Prime Mortgage Loans                                                            91.95%
Owner-financed Mortgage Loans                                                        0.00%

Prepayment Charges                                                                  82.53%
Primary Mortgage Insurance                                                           0.79%
                                            1) Non-zero Weighted Average and Minimum Value




---------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                                 26
[GRAPHIC OMITTED]

                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
---------------------------------------------------------------------------------------------------------------------------------





                                        Original Mortgage Loan Principal Balances
                                        -----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Original Mortgage                                              Number of             Aggregate Principal              Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding              Loan Group
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                       5                       85,877.61                    0.03 %
25,000.01 - 50,000.00                                                 24                      688,322.37                    0.22
50,000.01 - 75,000.00                                                 90                    5,369,159.61                    1.69
75,000.01 - 100,000.00                                               128                   10,579,449.72                    3.33
100,000.01 - 125,000.00                                              163                   17,674,933.16                    5.56
125,000.01 - 150,000.00                                              128                   17,356,649.37                    5.46
150,000.01 - 175,000.00                                              121                   19,561,329.22                    6.15
175,000.01 - 200,000.00                                              133                   24,819,378.65                    7.80
200,000.01 - 225,000.00                                              109                   23,016,543.08                    7.24
225,000.01 - 250,000.00                                               91                   21,516,726.25                    6.77
250,000.01 - 275,000.00                                               85                   22,049,893.24                    6.93
275,000.01 - 300,000.00                                               72                   20,710,247.86                    6.51
300,000.01 - 325,000.00                                               55                   17,107,006.27                    5.38
325,000.01 - 350,000.00                                               44                   14,870,803.15                    4.68
350,000.01 - 500,000.00                                              163                   66,595,393.99                   20.94
500,000.01 - 1,000,000.00                                             56                   33,779,422.54                   10.62
1,000,000.01 >=                                                        2                    2,223,972.58                    0.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %



                                   Mortgage Loan Principal Balances as of Cut-off Date
                                   ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Current Mortgage                                               Number of             Aggregate Principal              Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                      17                      269,706.87                    0.08 %
25,000.01 - 50,000.00                                                 34                    1,325,663.73                    0.42
50,000.01 - 75,000.00                                                 97                    6,087,380.89                    1.91
75,000.01 - 100,000.00                                               120                   10,569,962.55                    3.32
100,000.01 - 125,000.00                                              156                   17,714,537.29                    5.57
125,000.01 - 150,000.00                                              124                   17,107,739.16                    5.38
150,000.01 - 175,000.00                                              119                   19,338,182.85                    6.08
175,000.01 - 200,000.00                                              132                   24,916,787.85                    7.84
200,000.01 - 225,000.00                                              108                   22,988,208.90                    7.23
225,000.01 - 250,000.00                                               90                   21,381,134.41                    6.72
250,000.01 - 275,000.00                                               83                   21,837,189.61                    6.87
275,000.01 - 300,000.00                                               70                   20,163,087.31                    6.34
300,000.01 - 325,000.00                                               54                   16,835,934.99                    5.29
325,000.01 - 350,000.00                                               45                   15,213,225.00                    4.78
350,000.01 - 500,000.00                                              163                   66,632,554.91                   20.95
500,000.01 - 1,000,000.00                                             55                   33,399,839.77                   10.50
1,000,000.01 >=                                                        2                    2,223,972.58                    0.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                                 27


[GRAPHIC OMITTED]




                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------




                                                  Current Mortgage Rate
                                                  ---------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Current Mortgage Rate (%)                                 Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
1.000 - 1.999                                                          1                       35,767.54                    0.01 %
2.000 - 2.999                                                          1                        6,284.03                    0.00
3.000 - 3.999                                                         14                    2,730,918.45                    0.86
4.000 - 4.999                                                         57                   13,073,536.66                    4.11
5.000 - 5.999                                                        217                   53,982,212.08                   16.98
6.000 - 6.999                                                        611                  148,243,745.92                   46.62
7.000 - 7.999                                                        320                   63,433,722.99                   19.95
8.000 - 8.999                                                        137                   23,972,160.15                    7.54
9.000 - 9.999                                                         74                    9,191,081.47                    2.89
10.000 - 10.999                                                       25                    2,257,796.54                    0.71
11.000 - 11.999                                                        7                      836,234.92                    0.26
12.000 - 12.999                                                        2                       82,396.40                    0.03
14.000 - 14.999                                                        3                      159,251.52                    0.05
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %

                                           Remaining Months to Stated Maturity
                                           -----------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                                 4                      104,044.07                    0.03 %
61 - 120                                                              10                      406,321.18                    0.13
121 - 180                                                             66                    4,599,788.82                    1.45
181 - 240                                                              1                      105,983.56                    0.03
241 - 300                                                             28                    2,459,719.94                    0.77
301 - 360                                                          1,360                  310,329,251.10                   97.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


                                                Mortgage Loan Age Summary
                                                -------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
<= 6                                                               1,084                  260,926,675.23                   82.05 %
6 - 12                                                                71                   11,646,380.63                    3.66
13 - 18                                                              166                   28,081,577.03                    8.83
19 - 24                                                               23                    4,838,551.33                    1.52
25 - 30                                                                5                    1,349,197.42                    0.42
31 - 36                                                                3                      862,376.03                    0.27
37 - 42                                                                6                    1,978,642.61                    0.62
49 - 54                                                                1                      132,849.72                    0.04
55 - 60                                                                1                      513,001.10                    0.16
61 >=                                                                109                    7,675,857.57                    2.41
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                                 28

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------




                                              Original Loan-to-Value Ratios
                                              -----------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Loan-to-Value Ratio (%)                          Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
<= 25.00                                                               2                      404,403.98                    0.13 %
25.01 - 30.00                                                          2                      396,760.16                    0.12
30.01 - 35.00                                                          3                      418,746.73                    0.13
35.01 - 40.00                                                          1                      434,550.52                    0.14
40.01 - 45.00                                                         15                    2,952,148.65                    0.93
45.01 - 50.00                                                         12                    4,405,159.88                    1.39
50.01 - 55.00                                                         10                    2,308,933.45                    0.73
55.01 - 60.00                                                         33                    5,718,916.13                    1.80
60.01 - 65.00                                                         44                    9,064,758.42                    2.85
65.01 - 70.00                                                         78                   16,473,808.61                    5.18
70.01 - 75.00                                                        122                   26,246,063.70                    8.25
75.01 - 80.00                                                        710                  160,449,783.43                   50.46
80.01 - 85.00                                                        147                   29,165,149.20                    9.17
85.01 - 90.00                                                        192                   40,420,172.38                   12.71
90.01 - 95.00                                                         49                   12,300,633.85                    3.87
95.01 - 100.00                                                        47                    6,302,835.55                    1.98
100.01 - 105.00                                                        1                        6,284.03                    0.00
110.01 - 115.00                                                        1                      536,000.00                    0.17
Total:                                                             1,469                  318,005,108.67                  100.00 %

                            Original Combined Loan-to-Value Ratios
                            --------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                               Number of             Aggregate Principal              Percent of
Original Combined Loan-to-Value Ratio (%)                 Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
<= 25.00                                                               2                      404,403.98                    0.13 %
25.01 - 30.00                                                          2                      396,760.16                    0.12
30.01 - 35.00                                                          3                      418,746.73                    0.13
35.01 - 40.00                                                          1                      434,550.52                    0.14
40.01 - 45.00                                                         15                    2,952,148.65                    0.93
45.01 - 50.00                                                         12                    4,405,159.88                    1.39
50.01 - 55.00                                                         10                    2,308,933.45                    0.73
55.01 - 60.00                                                         33                    5,718,916.13                    1.80
60.01 - 65.00                                                         44                    9,064,758.42                    2.85
65.01 - 70.00                                                         78                   16,473,808.61                    5.18
70.01 - 75.00                                                        122                   26,246,063.70                    8.25
75.01 - 80.00                                                        710                  160,449,783.43                   50.46
80.01 - 85.00                                                        147                   29,165,149.20                    9.17
85.01 - 90.00                                                        192                   40,420,172.38                   12.71
90.01 - 95.00                                                         49                   12,300,633.85                    3.87
95.01 - 100.00                                                        47                    6,302,835.55                    1.98
100.01 - 105.00                                                        1                        6,284.03                    0.00
110.01 - 115.00                                                        1                      536,000.00                    0.17
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                                 29
[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST


----------------------------------------------------------------------------------------------------------------------------------
                                                 Occupancy Status Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Occupancy Status                                          Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Primary                                                            1,360                  299,619,280.41                   94.22 %
Investor                                                              82                   13,772,565.97                    4.33
Secondary                                                             27                    4,613,262.29                    1.45
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %

                                                  Property Type Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Property Type                                             Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                      1,040                  233,082,130.41                   73.30 %
Condo                                                                139                   28,703,414.84                    9.03
PUD                                                                  110                   28,419,676.14                    8.94
Manufactured Housing                                                 116                   12,379,686.24                    3.89
2 Family                                                              34                    7,693,381.32                    2.42
Three Family                                                          17                    5,049,978.47                    1.59
Four Family                                                            9                    2,487,790.32                    0.78
Mobile Home                                                            1                      108,255.36                    0.03
Townhouse                                                              2                       55,795.28                    0.02
Co-op                                                                  1                       25,000.29                    0.01
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %



                                                   Loan Purpose Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Purpose Type                                              Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Cash Out                                                             671                  150,936,297.74                   47.46 %
Purchase                                                             710                  149,867,017.90                   47.13
Refinance                                                             88                   17,201,793.03                    5.41
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %

                                                Documentation Type Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Documentation Type                                        Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Full                                                                 892                  174,663,618.93                   54.92 %
Stated Income                                                        503                  128,033,806.72                   40.26
Limited                                                               27                    7,797,820.92                    2.45
None                                                                  16                    4,530,487.13                    1.42
Alternative                                                           11                    1,510,808.90                    0.48
Missing                                                               16                      970,404.33                    0.31
Streamlined                                                            4                      498,161.74                    0.16
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               30
[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------
                                                   Product Type Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Product Type                                              Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2 Hybrid ARM                                                       1,080                  234,929,459.68                   73.88 %
3 Hybrid ARM                                                         151                   33,310,481.82                   10.47
5 Hybrid ARM                                                         107                   26,730,422.81                    8.41
1 Hybrid ARM                                                          69                    8,185,036.24                    2.57
LIBOR-6M                                                              20                    6,246,662.43                    1.96
7 Hybrid ARM                                                           7                    3,771,194.29                    1.19
10 Hybrid ARM                                                         23                    2,821,700.25                    0.89
LIBOR-1M                                                               1                      994,271.52                    0.31
Contract                                                               8                      514,176.89                    0.16
4 Hybrid ARM                                                           2                      441,260.48                    0.14
ARM Balloon                                                            1                       60,442.26                    0.02
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %

                                                    Index Type Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Index Type                                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Six Month Libor                                                    1,326                  294,830,630.46                   92.71 %
One Year CMT                                                          87                   12,106,995.17                    3.81
One Year Libor                                                        25                    7,911,297.14                    2.49
TREAS-10Y                                                             20                    1,501,891.44                    0.47
LIBOR-1M                                                               1                      994,271.52                    0.31
CONTRACT                                                               9                      574,619.15                    0.18
TREAS-3Y                                                               1                       85,403.79                    0.03
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


                                                Geographical Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Number of              Aggregate Principal            Percent of
State                                                    Mortgage Loans              Balance Outstanding            Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
California                                                          602                   172,808,183.40                 54.34 %
Washington                                                           86                    16,321,677.93                  5.13
Colorado                                                             65                    11,761,550.81                  3.70
Florida                                                              70                    10,779,778.45                  3.39
Massachusetts                                                        33                    10,382,558.43                  3.26
New York                                                             43                     9,290,463.25                  2.92
Nevada                                                               36                     8,040,358.89                  2.53
Maryland                                                             29                     7,712,291.98                  2.43
Illinois                                                             40                     7,021,928.24                  2.21
Arizona                                                              42                     6,572,165.97                  2.07
Oregon                                                               40                     6,170,450.29                  1.94
New Jersey                                                           28                     5,606,896.93                  1.76
Georgia                                                              28                     4,203,798.77                  1.32
Ohio                                                                 33                     4,007,890.26                  1.26
Virginia                                                             24                     3,964,931.67                  1.25
Other                                                               270                    33,360,183.40                 10.49
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                            1,469                   318,005,108.67                100.00 %


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               31

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------



                                         Original Prepayment Penalty Term Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Prepayment Penalty Term (Months)                 Mortgage Loans             Balance Outstanding              Loan Group
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
0                                                                    331                   55,541,668.62                   17.47 %
2                                                                      1                      149,578.86                    0.05
12                                                                    75                   21,558,499.98                    6.78
24                                                                   808                  185,812,392.87                   58.43
26                                                                     1                      269,253.03                    0.08
30                                                                     2                      410,868.30                    0.13
33                                                                     1                      369,000.00                    0.12
34                                                                     1                      226,000.00                    0.07
35                                                                     1                      300,000.00                    0.09
36                                                                   218                   47,495,282.95                   14.94
60                                                                    30                    5,872,564.06                    1.85
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


                                                    FICO Score Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
FICO Score                                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
<= 0                                                                   1                       66,067.62                    0.02 %
1 - 500                                                               53                   11,625,482.78                    3.66
501 - 525                                                             48                    8,208,778.89                    2.58
526 - 550                                                             78                   13,396,703.08                    4.21
551 - 575                                                             95                   16,424,887.71                    5.16
576 - 600                                                            171                   36,871,916.94                   11.59
601 - 625                                                            221                   48,225,891.89                   15.17
626 - 650                                                            212                   45,517,524.37                   14.31
651 - 675                                                            184                   41,535,395.92                   13.06
676 - 700                                                            143                   32,883,308.36                   10.34
701 - 725                                                            103                   26,849,341.32                    8.44
726 - 750                                                             70                   17,107,077.07                    5.38
751 - 775                                                             43                    9,404,732.50                    2.96
776 - 800                                                             39                    7,802,729.75                    2.45
801 - 825                                                              8                    2,085,270.47                    0.66
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %



                                                Delinquency Status Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Delinquency Status                                        Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Current                                                            1,469                  318,005,108.67                  100.00 %
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               32

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------






                                     Margin of Adjustable Rate Mortgage Loans Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Margin (%)                                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.999                                                               6                      338,981.70                    0.11 %
1.000 - 1.999                                                          5                    3,347,335.57                    1.05
2.000 - 2.999                                                        116                   25,212,567.81                    7.93
3.000 - 3.999                                                         52                    5,932,991.18                    1.87
4.000 - 4.999                                                        112                   21,028,829.50                    6.61
5.000 - 5.999                                                        452                  112,077,773.34                   35.24
6.000 - 6.999                                                        527                  115,213,722.41                   36.23
7.000 - 7.999                                                        157                   28,249,058.98                    8.88
8.000 - 8.999                                                         34                    5,711,760.16                    1.80
9.000 - 9.999                                                          6                      787,124.58                    0.25
10.000 - 10.999                                                        1                       54,632.48                    0.02
11.000 - 11.999                                                        1                       50,330.96                    0.02
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %


                           Next Rate Adjustment Date of Adjustable Rate Mortgage Loans Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Next Rate Adjustment Date                                 Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2005-02                                                                6                    1,619,743.26                    0.51 %
2005-03                                                               11                    4,290,132.69                    1.35
2005-04                                                               18                    2,062,073.94                    0.65
2005-05                                                               20                    2,677,934.56                    0.84
2005-06                                                               16                    1,736,824.08                    0.55
2005-07                                                               28                    4,994,589.43                    1.57
2005-08                                                               28                    2,795,383.21                    0.88
2005-09                                                               27                    3,337,376.78                    1.05
2005-10                                                               31                    2,847,748.17                    0.90
2005-11                                                               25                    3,831,472.97                    1.20
2005-12                                                               32                    3,577,698.12                    1.13
2006-01                                                               32                    3,815,287.73                    1.20
2006-02                                                                6                      770,535.72                    0.24
2006-03                                                                4                      461,480.10                    0.15
2006-04                                                                6                      913,609.01                    0.29
2006-05                                                                6                      459,763.12                    0.14
2006-06                                                                6                      722,054.10                    0.23
2006-07                                                               15                    3,342,494.97                    1.05
2006-08                                                               69                   17,405,115.71                    5.47
2006-09                                                              208                   57,440,892.45                   18.06
2006-10                                                              201                   50,221,934.09                   15.79
2006-11                                                              419                   86,672,642.82                   27.26
2006-12                                                               10                    1,403,118.14                    0.44
2007-01                                                                2                      186,824.83                    0.06
2007-02                                                                4                      385,451.01                    0.12
2007-03                                                                1                      149,754.68                    0.05
2007-04                                                                3                      180,422.03                    0.06
2007-05                                                                5                      545,658.55                    0.17
2007-06                                                                2                      373,257.11                    0.12
2007-07                                                                8                    2,090,378.21                    0.66
2007-08                                                               12                    3,281,399.45                    1.03
2007-09                                                               25                    7,027,113.47                    2.21



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               33

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


                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------
2007-10                                                               32                    7,668,948.70                    2.41
2007-11                                                               42                    8,886,643.82                    2.79
2007-12                                                                1                      158,400.00                    0.05
2008-01                                                                1                      317,600.00                    0.10
2008-03                                                                1                      180,000.00                    0.06
2008-04                                                                2                      511,449.68                    0.16
2008-05                                                                2                      538,995.25                    0.17
2008-06                                                                2                      337,583.53                    0.11
2008-07                                                                1                       75,906.18                    0.02
2008-08                                                                8                    2,236,857.13                    0.70
2008-09                                                                8                    2,610,445.93                    0.82
2008-10                                                                5                    1,350,317.30                    0.42
2008-11                                                                2                      309,725.93                    0.10
2008-12                                                                6                    1,071,529.47                    0.34
2009-01                                                                1                      130,307.71                    0.04
2009-02                                                                2                      236,876.54                    0.07
2009-05                                                                3                      543,581.93                    0.17
2009-06                                                                2                      308,938.61                    0.10
2009-07                                                                1                      479,200.00                    0.15
2009-08                                                                3                      757,999.90                    0.24
2009-09                                                               10                    3,059,311.49                    0.96
2009-10                                                               20                    5,555,463.78                    1.75
2009-11                                                               19                    4,312,001.24                    1.36
2009-12                                                                1                      154,000.00                    0.05
2010-03                                                                1                      451,686.77                    0.14
2010-08                                                                1                    1,098,972.58                    0.35
2010-09                                                                1                      302,896.74                    0.10
2010-11                                                                1                      550,000.00                    0.17
2010-12                                                                1                      787,377.22                    0.25
2011-04                                                                1                      295,995.01                    0.09
2013-04                                                                1                      360,336.62                    0.11
2014-01                                                                1                      745,595.10                    0.23
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %



                                  Maximum Rate of Adjustable Rate Mortgage Loans Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Maximum Rate (%)                                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                    5                      193,355.75                    0.06 %
8.000 - 8.999                                                          2                      478,296.33                    0.15
9.000 - 9.999                                                         20                    6,776,954.88                    2.13
10.000 - 10.999                                                       32                    9,600,889.14                    3.02
11.000 - 11.999                                                      170                   42,809,152.74                   13.46
12.000 - 12.999                                                      556                  131,003,798.50                   41.20
13.000 - 13.999                                                      350                   76,368,335.50                   24.01
14.000 - 14.999                                                      176                   30,753,130.75                    9.67
15.000 - 15.999                                                      104                   13,948,410.56                    4.39
16.000 - 16.999                                                       32                    2,528,339.70                    0.80
17.000 >=                                                             22                    3,544,444.82                    1.11
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %





----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               34

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




                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                  Minimum Rate of Adjustable Rate Mortgage Loans Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Minimum Rate (%)                                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                  242                   50,622,165.11                   15.92 %
2.000 - 2.999                                                         12                    2,962,691.54                    0.93
3.000 - 3.999                                                         10                    2,912,185.85                    0.92
4.000 - 4.999                                                          6                    1,228,487.00                    0.39
5.000 - 5.999                                                        165                   42,078,242.13                   13.23
6.000 - 6.999                                                        566                  136,318,874.68                   42.87
7.000 - 7.999                                                        270                   52,181,637.13                   16.41
8.000 - 8.999                                                        115                   19,539,675.00                    6.14
9.000 - 9.999                                                         50                    7,316,189.95                    2.30
10.000 - 10.999                                                       22                    2,048,537.37                    0.64
11.000 - 11.999                                                        6                      554,774.99                    0.17
12.000 - 12.999                                                        2                       82,396.40                    0.03
14.000 - 14.999                                                        3                      159,251.52                    0.05
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %



                           Initial Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Initial Periodic Rate Cap (%)                             Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                   26                    1,687,641.23                    0.53 %
1                                                                    133                   18,549,904.32                    5.83
1.5                                                                   31                    4,846,145.98                    1.52
2                                                                     97                   15,074,204.58                    4.74
3                                                                  1,105                  254,101,296.04                   79.90
5                                                                     60                   18,056,452.35                    5.68
5.625                                                                  1                      213,877.09                    0.07
6                                                                     15                    4,481,315.56                    1.41
8.75                                                                   1                      994,271.52                    0.31
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %





                          Subsequent Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Subsequent Periodic Rate Cap (%)                          Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
N/A                                                                   28                    2,749,540.26                    0.86 %
1                                                                  1,258                  282,291,951.35                   88.77
1.5                                                                   55                    8,193,108.18                    2.58
2                                                                    125                   23,339,471.76                    7.34
3                                                                      1                      147,037.14                    0.05
6                                                                      2                    1,283,999.98                    0.40
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,469                  318,005,108.67                  100.00 %




----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               35

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------





                                  C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB1
                                                        Group II Collateral
                                                           Summary Report

Statistical Calculation Date                                                    2005-01-01

Number of Mortgage Loans                                                             1,284
Total Original Balance                                                      $96,704,982.28
Total Current Principal Balance                                             $93,458,746.67

                                                                                   Average                              Range
Average Original Balance                                                        $75,315.41            $5,600.00 to $650,000.00
Average Current Principal Balance                                               $72,787.19            $1,548.63 to $638,482.13

                                                                      Weighted Average (1)                           Range (1)
Original Weighted Average Term                                                  285 months             27 months to 721 months
Remaining Weighted Average Term                                                 270 months              5 months to 360 months
Weighted Average Mortgage Rate                                                      8.517%                   3.500% to 14.600%

Weighted Average Original CLTV Ratio                                                87.18%                   26.04% to 113.78%
WA FICO Score                                                                          656                          455 to 819

                                                                           Percent of Pool
Fixed Rate Mortgage Loans                                                          100.00%
Adjustable Mortgage Loans                                                            0.00%

Six Month Libor (ARM Only)                                                           0.00%
Other Indices (ARM Only)                                                             0.00%
Balloon Mortgage Loans                                                              28.58%

First Liens                                                                         58.14%
Second Liens                                                                        41.86%

Actuarial Loans                                                                    100.00%
Interest Only Loans                                                                  2.39%
Sub-Prime Mortgage Loans                                                            81.78%
Owner-financed Mortgage Loans                                                        5.07%

Prepayment Charges                                                                  55.83%
Primary Mortgage Insurance                                                           4.44%
                                                1) Non-zero Weighted Average and Minimum Value



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               36

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



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------





                                        Original Mortgage Loan Principal Balances
-----------------------------------------------------------------------------------------------------------------------------------
Original Mortgage                                              Number of             Aggregate Principal              Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding              Loan Group
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                     211                    3,944,721.53                    4.22 %
25,000.01 - 50,000.00                                                396                   13,407,839.97                   14.35
50,000.01 - 75,000.00                                                294                   17,578,766.56                   18.81
75,000.01 - 100,000.00                                               142                   12,055,628.27                   12.90
100,000.01 - 125,000.00                                               68                    7,457,977.91                    7.98
125,000.01 - 150,000.00                                               50                    6,645,305.85                    7.11
150,000.01 - 175,000.00                                               23                    3,579,349.19                    3.83
175,000.01 - 200,000.00                                               23                    4,221,051.50                    4.52
200,000.01 - 225,000.00                                                8                    1,647,630.85                    1.76
225,000.01 - 250,000.00                                               20                    4,695,463.97                    5.02
250,000.01 - 275,000.00                                               12                    3,135,185.84                    3.35
275,000.01 - 300,000.00                                                7                    2,008,747.79                    2.15
300,000.01 - 325,000.00                                                2                      568,686.22                    0.61
325,000.01 - 350,000.00                                                5                    1,701,513.07                    1.82
350,000.01 - 500,000.00                                               14                    5,815,397.55                    6.22
500,000.01 - 1,000,000.00                                              9                    4,995,480.60                    5.35
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %





                                   Mortgage Loan Principal Balances as of Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
Current Mortgage                                               Number of             Aggregate Principal              Percent of
Loan Principal Balance ($)                                Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                                     258                    4,551,336.63                    4.87 %
25,000.01 - 50,000.00                                                368                   13,350,809.08                   14.29
50,000.01 - 75,000.00                                                282                   17,438,931.63                   18.66
75,000.01 - 100,000.00                                               144                   12,498,269.29                   13.37
100,000.01 - 125,000.00                                               68                    7,614,943.51                    8.15
125,000.01 - 150,000.00                                               45                    6,183,572.18                    6.62
150,000.01 - 175,000.00                                               22                    3,553,769.37                    3.80
175,000.01 - 200,000.00                                               23                    4,268,124.47                    4.57
200,000.01 - 225,000.00                                                9                    1,932,672.95                    2.07
225,000.01 - 250,000.00                                               17                    4,084,262.61                    4.37
250,000.01 - 275,000.00                                               13                    3,421,683.84                    3.66
275,000.01 - 300,000.00                                                6                    1,736,069.74                    1.86
300,000.01 - 325,000.00                                                1                      311,910.15                    0.33
325,000.01 - 350,000.00                                                5                    1,701,513.07                    1.82
350,000.01 - 500,000.00                                               15                    6,277,534.13                    6.72
500,000.01 - 1,000,000.00                                              8                    4,533,344.02                    4.85
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               37

[GRAPHIC OMITTED]
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




                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------





                                                  Current Mortgage Rate
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Current Mortgage Rate (%)                                 Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                          3                      269,738.25                    0.29 %
4.000 - 4.999                                                         12                    1,847,628.57                    1.98
5.000 - 5.999                                                         44                   11,556,722.58                   12.37
6.000 - 6.999                                                         90                   15,589,973.69                   16.68
7.000 - 7.999                                                        117                   13,709,570.70                   14.67
8.000 - 8.999                                                        148                    9,900,321.53                   10.59
9.000 - 9.999                                                        291                   14,119,541.80                   15.11
10.000 - 10.999                                                      286                   14,674,408.41                   15.70
11.000 - 11.999                                                      179                    7,451,718.50                    7.97
12.000 - 12.999                                                       80                    3,215,364.52                    3.44
13.000 - 13.999                                                       27                      811,022.84                    0.87
14.000 - 14.999                                                        7                      312,735.28                    0.33
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %





                                           Remaining Months to Stated Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                                45                      795,903.14                    0.85 %

61 - 120                                                              35                    1,185,226.28                    1.27
121 - 180                                                            585                   32,858,700.42                   35.16
181 - 240                                                            222                    8,053,340.27                    8.62
241 - 300                                                              6                      386,570.40                    0.41
301 - 360                                                            391                   50,179,006.16                   53.69
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %




                                                Mortgage Loan Age Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
0  - 6                                                               730                   50,066,020.03                   53.57 %

7 - 12                                                               255                   10,792,420.81                   11.55
13 - 18                                                              127                   19,169,518.50                   20.51
19 - 24                                                               29                    4,737,479.47                    5.07
25 - 30                                                               24                    3,575,583.48                    3.83
31 - 36                                                               14                    1,231,711.10                    1.32
37 - 42                                                                4                      424,916.83                    0.45
43 - 48                                                                5                      347,466.43                    0.37
49  - 54                                                               4                      306,267.26                    0.33
55 - 60                                                                3                      198,491.90                    0.21
61 or greater                                                         89                    2,608,870.86                    2.79
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %




----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               38

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------





                                              Original Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Loan-to-Value Ratio (%)                          Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
<= 25.00                                                             816                   38,565,471.43                   41.26 %
25.01 - 30.00                                                         12                      615,366.06                    0.66
30.01 - 35.00                                                          1                      142,419.51                    0.15
35.01 - 40.00                                                          2                       88,504.63                    0.09
40.01 - 45.00                                                          4                      561,868.55                    0.60
45.01 - 50.00                                                          8                    1,775,580.17                    1.90
50.01 - 55.00                                                          7                    1,135,338.14                    1.21
55.01 - 60.00                                                         14                    1,919,497.94                    2.05
60.01 - 65.00                                                         12                    3,303,946.25                    3.54
65.01 - 70.00                                                         28                    3,981,395.62                    4.26
70.01 - 75.00                                                         23                    3,375,415.95                    3.61
75.01 - 80.00                                                         88                   13,042,264.48                   13.96
80.01 - 85.00                                                         42                    4,680,341.05                    5.01
85.01 - 90.00                                                         75                    8,025,883.95                    8.59
90.01 - 95.00                                                         46                    4,906,334.65                    5.25
95.01 - 100.00                                                        86                    5,979,358.59                    6.40
100.01 - 105.00                                                       16                    1,228,636.80                    1.31
105.01 - 110.00                                                        2                       40,335.19                    0.04
110.01 - 115.00                                                        2                       90,787.71                    0.10
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %





                                          Original Combined Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Combined Loan-to-Value Ratio (%)                 Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                                          3                      188,275.78                    0.20 %
30.01 - 35.00                                                          1                      142,419.51                    0.15
35.01 - 40.00                                                          3                      142,319.38                    0.15
40.01 - 45.00                                                          4                      561,868.55                    0.60
45.01 - 50.00                                                          8                    1,775,580.17                    1.90
50.01 - 55.00                                                          8                    1,233,019.22                    1.32
55.01 - 60.00                                                         16                    1,964,772.67                    2.10
60.01 - 65.00                                                         25                    4,070,638.93                    4.36
65.01 - 70.00                                                         34                    4,189,345.09                    4.48
70.01 - 75.00                                                         29                    3,711,801.97                    3.97
75.01 - 80.00                                                        108                   13,793,883.66                   14.76
80.01 - 85.00                                                         57                    5,253,815.92                    5.62
85.01 - 90.00                                                        121                    9,958,299.41                   10.66
90.01 - 95.00                                                        116                    8,182,340.38                    8.76
95.01 - 100.00                                                       681                   34,345,572.82                   36.75
100.01 - 105.00                                                       66                    3,813,670.31                    4.08
105.01 - 110.00                                                        2                       40,335.19                    0.04
110.01 - 115.00                                                        2                       90,787.71                    0.10
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               39

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                                 Occupancy Status Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Occupancy Status                                          Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Primary                                                            1,204                   86,521,188.69                   92.58 %
Investor                                                              74                    6,006,279.90                    6.43
Secondary                                                              6                      931,278.08                    1.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %





                                                  Property Type Summary
----------------------------------------------------------------------------------------------------------------------------------
9                                                              Number of             Aggregate Principal              Percent of

Property Type                                             Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Single Family                                                        907                   62,779,885.84                   67.17 %
PUD                                                                  148                    9,008,384.18                    9.64
Manufactured Housing                                                  77                    7,915,047.49                    8.47
Condo                                                                 87                    6,635,854.15                    7.10
2 Family                                                              44                    5,178,225.91                    5.54
Four Family                                                           12                    1,323,078.76                    1.42
Three Family                                                           5                      436,019.34                    0.47
Townhouse                                                              3                      144,500.16                    0.15
Hi-Rise Condo                                                          1                       37,750.84                    0.04
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %






                                                   Loan Purpose Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Purpose Type                                              Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                                             771                   44,672,094.34                   47.80 %
Cash Out                                                             440                   38,228,341.67                   40.90
Refinance                                                             73                   10,558,310.66                   11.30
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %







                                                Documentation Type Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Documentation Type                                        Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Full                                                                 667                   49,712,708.59                   53.19 %
Stated Income                                                        467                   33,019,658.38                   35.33
None                                                                 110                    7,881,555.03                    8.43
Limited                                                               11                    1,027,125.84                    1.10
Alternative                                                            8                      743,522.01                    0.80
Streamlined                                                            5                      556,304.31                    0.60
Missing                                                               16                      517,872.51                    0.55
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %






                                                   Product Type Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Product Type                                              Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Fixed                                                                804                   66,751,366.30                   71.42 %
Fixed Balloon                                                        480                   26,707,380.37                   28.58
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               40

[GRAPHIC OMITTED]



                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                                    Index Type Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Index Type                                                Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Fixed                                                              1,284                   93,458,746.67                  100.00 %
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %






                                                Geographical Distributions
----------------------------------------------------------------------------------------------------------------------------------
                                                              Number of              Aggregate Principal            Percent of
State                                                    Mortgage Loans              Balance Outstanding            Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
California                                                          354                    33,411,815.73                 35.75 %
Texas                                                               190                     7,956,268.06                  8.51
New York                                                             54                     5,653,613.20                  6.05
Florida                                                              62                     4,628,957.38                  4.95
New Jersey                                                           34                     4,325,955.05                  4.63
Oregon                                                               31                     3,125,624.03                  3.34
Washington                                                           39                     2,768,380.61                  2.96
Maryland                                                             40                     2,640,434.38                  2.83
Colorado                                                             33                     2,631,988.18                  2.82
Arizona                                                              38                     2,267,923.33                  2.43
Virginia                                                             35                     2,167,952.68                  2.32
Pennsylvania                                                         28                     2,022,748.35                  2.16
Illinois                                                             35                     1,822,336.88                  1.95
Ohio                                                                 35                     1,784,828.76                  1.91
Massachusetts                                                        22                     1,577,898.72                  1.69
Other                                                               254                    14,672,021.33                 15.70
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                            1,284                    93,458,746.67                100.00 %






                                         Original Prepayment Penalty Term Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Original Prepayment Penalty Term (Months)                 Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

0                                                                    636                   41,283,915.16                   44.17%
12                                                                    57                    6,015,430.58                    6.44
24                                                                   258                   17,239,768.95                   18.45
30                                                                     1                      195,177.94                    0.21
36                                                                   309                   25,713,333.95                   27.51
60                                                                    23                    3,011,120.09                    3.22
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %



----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                              41

[GRAPHIC OMITTED]


                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------





                                                    FICO Score Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
FICO Score                                                Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
<= 0                                                                   4                      169,096.92                    0.18 %
1 - 500                                                               21                    1,349,618.69                    1.44
501 - 525                                                             25                    1,933,118.64                    2.07
526 - 550                                                             58                    3,617,267.21                    3.87
551 - 575                                                             59                    3,325,271.13                    3.56
576 - 600                                                            128                    7,984,715.62                    8.54
601 - 625                                                            190                   10,738,162.40                   11.49
626 - 650                                                            219                   13,759,466.61                   14.72
651 - 675                                                            203                   15,700,650.16                   16.80
676 - 700                                                            151                   11,790,639.20                   12.62
701 - 725                                                             94                    9,901,754.53                   10.59
726 - 750                                                             61                    5,575,216.45                    5.97
751 - 775                                                             38                    3,711,988.44                    3.97
776 - 800                                                             27                    3,034,166.25                    3.25
801 - 825                                                              6                      867,614.42                    0.93
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %






                                                Delinquency Status Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                               Number of             Aggregate Principal              Percent of
Delinquency Status                                        Mortgage Loans             Balance Outstanding              Loan Group
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Current                                                            1,284                   93,458,746.67                  100.00 %
----------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,284                   93,458,746.67                  100.00 %




----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               42

[GRAPHIC OMITTED]


                                                                                                    COMPUTATIONAL MATERIALS FOR
                                                                                                   C-BASS SERIES 2005-CB1 TRUST
----------------------------------------------------------------------------------------------------------------------------------





                    FOR ADDITIONAL INFORMATION PLEASE CALL:

------------------------------------------------------------------ ------------------------------------------------------------
                 North American ABS and Conduits                                      Syndicate/Sales Desk
------------------------------------------------------------------ ------------------------------------------------------------

                                              Phone                                                      Phone
                                              -----                                                      -----
NY:               Chris Schiavone             212-834-5372         NY:     Brian McDonald                212-834-4154
                  Philip Li                   212-834-5033                 Andy Cherna                   212-834-4154
                  Tom Roh                     212-834-5936                 Randall Outlaw                212-834-4154
                  Raj Kothari                 212-834-5413                 Stacey Mitchell               212-834-4154
                  Brian Mendell               212-834-5029
                  Kevin Lynn                  212-834-5412
                  Swapna Putcha               212-834-5435
                  Alissa Smith                212-834-5432



------------------------------------------------------------------ ------------------------------------------------------------
                                                   Asset-Backed Trading
------------------------------------------------------------------ ------------------------------------------------------------

                                              Phone
                                              -----
NY:               Peter Basso                 212-834-3720
                  John Lennon                 212-834-3720
                  Kyongsoo Noh                212-834-3720



                        -----------------------------------------------------------------------
                                                      Please Direct
                                             All Questions and Orders to the:
                                                      Syndicate Desk
                        -----------------------------------------------------------------------

                                                 Brian McDonald (x4-4154)
                                                  Andy Cherna (x4-4154)
                                                 Randall Outlaw (x4-4154)
                                                Stacey Mitchell (x4-4154)
                        -----------------------------------------------------------------------



                -------------------------------------------------------------------------------
                                                  Rating Agency Contacts
                -------------------------------------------------------------------------------

    Standard & Poor's
    -----------------
    Dan Tegen                                        (212) 438-8432

    Moody's
    -------
    Navneet Agarwal                                  (212) 553-3674

    Fitch
    -----
    Cooper Kramer                                    (212) 908-0670

    Dominion Bond Rating Service
    ----------------------------
    Quincy Tang                                      (212) 635-3410


----------------------------------------------------------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN
SALES REPRESENTATIVE.

                                                               43

[GRAPHIC OMITTED]